UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CALIBERCOS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CaliberCos Inc.
8901 E. Mountain View Rd. Ste. 150
Scottsdale, Arizona 85258

To the Stockholders of CaliberCos Inc.:

You are cordially invited to attend the annual meeting of stockholders of CaliberCos Inc. to be held on Friday, June 28, 2024, at 10:00 a.m. Mountain Standard Time at the Crowne Plaza Phoenix Airport, 4300 E Washington Street, Phoenix, Arizona 85034.

At the annual meeting, you will be asked to consider and act upon the following matters:

1.	To elect six directors to serve for a one-year term ending as of the annual meeting in 2025;

2.	To approve the CaliberCos Inc. 2024 Equity Incentive Plan;

3.	To approve the CaliberCos Inc. 2024 Employee Stock Purchase Plan; and

4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Stockholders would transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof

The Board of Directors has fixed the close of business on May 3, 2024, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 28, 2024: The 2024 Notice of Meeting, Proxy Statement, Proxy Card, the Annual Report on Form 10-K and Form 10-K/A, and Notice and Access Information are available at www.proxyvote.com.

By order of the Board of Directors,
/s/ John C. Loeffler, II
John C. Loeffler, II
Chairman and Chief Executive Officer

Vote via the Internet:
Click on www.proxyvote.com and log-in using your control number

If you requested and received printed proxy materials, you can vote by written proxy card as follows:

Vote by Mail:
Mark, sign and date your proxy card and return it in the envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Vote by Phone: Phone: 1-800-690-6903
Have your control number and follow the instructions.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting over the Internet, by mail, or by telephone will ensure your representation at the Annual Meeting regardless of whether or not you attend.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote. The notice of annual meeting, proxy statement, proxy card and annual report to stockholders are available free of charge at www.proxyvote.com using the control number located on the Notice of Internet Availability of Proxy Materials.

CaliberCos Inc.
8901 E. Mountain View Rd. Ste. 150
Scottsdale, Arizona 85258

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CaliberCos Inc. a Delaware corporation (the “Company,” “Caliber,” “we,” “our” or “us”), of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Friday, June 28, 2024, beginning at 10:00 a.m. Mountain Standard Time at the Crowne Plaza Phoenix Airport, 4300 E Washington Street, Phoenix, Arizona 85034.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JUNE 28, 2024

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to our stockholders of record as of May 3, 2024. We anticipate that the E-Proxy Notice will be sent, and a full set of proxy materials relating to our Meeting will be made available, to our stockholders commencing on or about May 16, 2024. Upon receipt of the E-Proxy Notice, stockholders may choose to request a printed copy of proxy materials at no charge. If you received an E-Proxy Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please call 1-800-579-1639 or send an email to sendmaterials@proxyvote.com prior to June 14, 2024, and include your control number.

The E-Proxy Notice provides that (i) the stockholder may access the notice of annual meeting of stockholder, this proxy statement, the Company’s annual report for the year ended December 31, 2023, additional solicitation materials (if any) and other proxy materials and amendments to these materials online at www.proxyvote.com; and (ii) stockholders may also request to receive a paper copy of the proxy materials by calling 1-800-579-1639 or sending an email to sendmaterials@proxyvote.com prior to June 14, 2024, and including your control number.

The E-Proxy Notice also identifies the date, the time and details regarding the Annual Meeting; the matters to be acted upon at the Annual Meeting and the board of directors’ recommendation with regard to each matter.

Frequently Asked Questions About the Annual Meeting and Voting

1.Who is entitled to vote at the Annual Meeting?

Holders of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.001 per share (“Class B Common Stock” and with the Class A Common Stock, the “Common Stock”) as of May 3, 2024 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting.

Holders of Class A Common Stock as of the Record Date are entitled to one (1) vote per share on each matter that is submitted to stockholders for approval. Holders of Class B Common Stock as of the Record Date are entitled to ten (10) votes per share on each matter that is submitted to stockholders for approval. The holders of Class A Common Stock and Class B Common stock will vote together as a single class.

2.How many shares of Common Stock are “outstanding”?

As of May 3, 2024, there were 14,410,688 shares of Class A Common Stock and 7,416,414 shares of Class B Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by CaliberCos Inc.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2024 but may not vote your shares on the election of directors, approval of the 2024 equity incentive plan, approval of the 2024 employee stock purchase plan, or any other proposal that may properly come before the Annual Meeting.

4.Are proxy materials available on the Internet?

Yes. As permitted by SEC rules, we have elected to furnish proxy materials, including the notice of Annual Meeting, this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the E-Proxy Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The E-Proxy Notice also explains how you may submit your proxy, including by telephone or over the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the E-Proxy Notice.

5.How do I vote?

You may vote using any of the following methods:

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 27, 2024.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

The website for internet voting by record holders is www.proxyvote.com. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

By Mail

If you requested and received printed proxy materials, you can vote by written proxy card. Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By Telephone

If you requested and received printed proxy materials and are a stockholder of record, you may vote by calling 1-800-690-6903. Have your proxy card and control number.

Your vote is important. Please complete vote using one of the voting methods above to ensure that your vote is received timely.

6.What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•giving written notice to the Corporate Secretary of the Company;
•delivering a valid, later-dated proxy by mail, or a later-dated vote on the Internet, or by telephone in a timely manner; or
•voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.
7.How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you request printed proxy materials, vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, “FOR” the approval of the 2024 Equity Incentive Plan, “FOR” the approval of the 2024 Employee Stock Purchase Plan, and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

8.Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on “routine” proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the approval of the 2024 equity incentive plan, the approval of the 2024 employee stock purchase plan, or any other proposal properly brought before the Annual Meeting, in which case a broker non-vote will occur and your shares will not be voted on these matters.

Broker non-votes will have no effect on Proposal One, Proposal Two or Proposal Three. Because Proposal Four is considered to be routine, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions.

10.What is a quorum for the Annual Meeting?

The presence of the holders of shares of Common Stock representing a majority in voting power of the shares of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a majority of the votes cast at a meeting of the stockholders, at which a quorum is present, by the holders of stock entitled to vote thereon at the Annual Meeting. This means that the number of shares voted “FOR” a nominee must exceed the votes cast “AGAINST” such nominee’s election. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. “Withhold” votes will be counted as votes “against” a nominee’s election. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Equity Incentive Plan

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the 2024 Equity Incentive Plan. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.

Employee Stock Purchase Plan

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the 2024 Employee Stock Purchase Plan. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.

Ratification of Deloitte & Touche LLP as our independent registered public accounting firm

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.

12.What is a quorum for the Annual Meeting?

At the Annual Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•FOR the election of each of the director nominees named in this Proxy Statement;

•FOR the approval of the CaliberCos Inc. 2024 Equity Incentive Plan;
•FOR the approval of the CaliberCos Inc. 2024 Employee Stock Purchase Plan; and
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
13.Could other matters be decided the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you request and receive printed proxy materials and you return your signed and completed proxy card by mail or vote on the Internet or by telephone and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.
14.Who will pay for the costs of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials and E-Proxy Notices. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies, proxy materials and E-Proxy Notices to their principals, and we will reimburse them for their expenses. We have not retained a soliciting agent to assist in the solicitation of proxies.
15.Do the Executive Officers and Directors have any interest in the matters to be decided at this Annual Meeting?

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.
16.What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials or a single E-Proxy Notice to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials or a single E-Proxy Notice. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or a single E-Proxy Notice, or if you are receiving multiple copies of the proxy statement or multiple E-Proxy Notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

MATTERS TO COME BEFORE THE ANNUAL MEETING
PROPOSAL ONE

Election of Directors

Nominees

At the Annual Meeting, six directors, who have been nominated by the Nominating and Corporate Governance Committee of the Board of Directors, are to be elected, each to hold office (subject to our Bylaws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors. No proxy may vote for more than six nominees for director.

Each nominee has consented to being named as a nominee in this Proxy Statement and to serve, if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The six nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating and Corporate Governance Committee. As discussed elsewhere in this Proxy Statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors.

The following table sets forth the names and ages of our director nominees:

Name	Age	Title
John C. “Chris” Loeffler, II	39	Chief Executive Officer and Chairman of the Board
Jennifer Schrader	42	President and Vice-Chairperson
William J. Gerber	66	Director
Michael Trzupek	53	Director
Daniel P. Hansen	55	Director
Lawrence Taylor	59	Director

Listed below are our director nominees’ biographies.

John C. “Chris” Loeffler, II. Mr. Loeffler has served as the Chief Executive Officer and Chairman of Caliber’s Board of Directors since its inception. As Chief Executive Officer, Mr. Loeffler directs and executes the global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a co-founder Mr. Loeffler took an early role in forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. Prior to forming Caliber, Mr. Loeffler was in the audit and assurance practice for PwC in Phoenix, Arizona, completing public company audits, developing control systems, and completing several acquisition or sale transactions. Mr. Loeffler earned a Bachelor of Science degree in Business Administration with a concentration in Accounting from California Polytechnic State University, San Luis Obispo. Mr. Loeffler also attended Universidad Complutense de Madrid (University of Madrid) in Madrid, Spain. In addition, Mr. Loeffler is a Board Director for Zennihome Holdings, Inc., a technology-forward manufacturer of stackable housing units. We believe that Mr. Loeffler’s extensive knowledge of Caliber’s business and his extensive corporate and leadership experience as a co- founder of Caliber and its Chief Executive Officer qualify him to serve on our Board of Directors.

Jennifer Schrader. Ms. Schrader has served as the President and Chief Operating Officer and as Vice-Chairperson and director of Caliber since its inception. Since co-founding Caliber in 2009, Ms. Schrader has overseen the acquisition, design, repositioning, and disposition of over $600 million in assets to date. In addition, she leads the Company’s daily operations, inclusive of Caliber’s asset management activities, focusing on the execution of each investment’s business plan over the asset’s full lifecycle. Prior to forming Caliber, Ms. Schrader was the Managing Partner of First United Equites, LLC, a Michigan business focused on acquiring, renovating and selling homes for profit. Ms. Schrader serves as Chair of the Caliber Foundation, which was launched in 2021, and on the Colangelo College of Business Advisory Board for Grand Canyon University in Phoenix, Arizona. Ms. Schrader attended Lawrence Technological University in Michigan where she studied architecture and interior architecture. She holds a Real Estate Broker’s license from the Arizona School of Real Estate and Business. We believe that Ms. Schrader’s extensive knowledge of Caliber’s business and her extensive corporate and leadership experience as a co-founder of Caliber and its President qualify her to serve on our Board of Directors.

William J. Gerber. Mr. Gerber has been a member of the Board of Directors of the Company since May 2023. Mr. Gerber has been a member of our Advisory Board since April 2019. Mr. Gerber has acted as a consultant since October 2015. From October 2006 to October 2015 Mr. Gerber served as Chief Financial Officer of TD Ameritrade Holding Corporation (Nasdaq: AMTD) (“TD Ameritrade”), a provider of securities brokerage services and related technology-based financial services to retail investors, traders and independent registered investment advisors, and has extensive financial experience. In May 2007, he was named Executive Vice President of TD Ameritrade. In his role as Chief Financial Officer, he oversaw investor relations, business development, certain treasury functions and finance operations, including accounting, business planning and forecasting, external and internal reporting, tax and competitive intelligence. From May 1999 until October 2006, he served as the Managing Director of Finance at TD Ameritrade, during which time he played a significant role in evaluating merger and acquisition opportunities. Prior to joining TD Ameritrade, he served as Vice President of Acceptance Insurance Companies, Inc., where he was responsible for all aspects of mergers and acquisitions, investment banking activity, banking relationships, investor communications and portfolio management. Prior to joining Acceptance, Mr. Gerber spent eight years with Coopers & Lybrand, now known as PwC, serving as an audit manager primarily focusing on public company clients. Mr. Gerber was named to Institutional Investor Magazine’s All-America Executive Team as one of the top three CFOs in the Brokerage, Asset Managers and Exchanges category (2012 and 2013). He was also named a member of the CNBC CFO Council (2013 and 2014). Since January 2017, he has served on the Board of Directors of Northwestern Mutual Series Fund, a mutual fund company. He has also served on the Board of Directors of the U.S. holding company for the Royal Bank of Canada since July 2016 and Streck, Inc., a privately held company, since March 2015. In addition, he serves on the Boys Town National Board of Trustees. Mr. Gerber holds a B.B.A. in Accounting from the University of Michigan. Mr. Gerber holds a CPA license in the state of Michigan. We believe that Mr. Gerber’s extensive knowledge of Caliber’s business as a member of the Advisory Board of Caliber and his extensive corporate and leadership experience qualify him to serve on our Board of Directors.

Michael Trzupek. Mr. Trzupek has been a member of the Board of Directors of the Company since May 2023. Mr. Trzupek has been a member of our Advisory Board since May 2019. He is currently the Chief Financial Officer for Imagination Technologies a semiconductor and software design company based in the United Kingdom. From September 2020 to April 2022, Mr. Trzupek served as the Chief Financial Officer of Core Scientific, one of the largest digital asset mining infrastructure providers in North America. From February 2019 to June 2020, Mr. Trzupek served as the Chief Financial Officer of Premera Blue Cross, Washington’s leading health plan. Mr. Trzupek oversees accounting, financial planning and analysis, investment and treasury. Prior to joining Premera Blue Cross, Mr. Trzupek served as Group Vice President for Providence St. Joseph Health System, executing finance functions, strategic planning and budgeting, as well as the evaluation of affiliations, acquisitions and strategic investments. Prior to Providence St. Joseph Health System, he was a Corporate Finance General Manager at Microsoft, focused on business planning for the Company’s hardware products, including Xbox and Surface. Mr. Trzupek began his financial career at Intel. Mr. Trzupek received his Master of Business Administration from the University of Chicago. He is a member of the Board of Directors at the Seattle Aquarium, as well as a former Advisory Board member for eCapital Advisors. We believe that Mr. Trzupek’s extensive knowledge of Caliber’s business as a member of the Advisory Board of Caliber and his extensive corporate and leadership experience qualify him to serve on our Board of Directors.

Daniel P. Hansen. Mr. Hansen has been a member of the Board of Directors of the Company since May 2023. Mr. Hansen has been a member of our Advisory Board since May 2022. Mr. Hansen is currently the Global Head of Hyatt Studios, Hyatt Hotels first extended stay upper-midscale brand in the Americas. He previously served as the

Chairman, President and Chief Executive Officer of Summit Hotel Properties, Inc. (NYSE:INN) from that company’s initial public offering until his retirement in 2021. He served on the Board of the American Hotel & Lodging Association (AHLA) and as a trustee of the AHLA Foundation and on advisory councils of multiple hotel brands. Mr. Hansen was recognized by Institutional Investor Magazine as a top small-cap executive in 2017, and in 2018, received the EY Entrepreneur of The Year Award in the Texas region. Prior to joining The Summit Group, Mr. Hansen spent 11 years with Merrill Lynch in various leadership positions culminating as a Vice President and Regional Sales Manager in the Texas Mid-South Region. Mr. Hansen graduated from South Dakota State University with a B.A. in Economics. We believe that Mr. Hansen’s extensive corporate and leadership experience qualify him to serve on our Board of Directors.

Lawrence Taylor. Mr. Taylor has been a member of the Board of Directors of the Company since August 2023. Mr. Taylor is President of Taylor Strategy Group advising companies on finance, strategy, growth initiatives and related activities. His experience spans start-ups, private companies, and publicly traded companies across diverse industries, including casino gaming, hospitality, manufacturing, aviation, commercial real estate, retail, and healthcare. Previously, Mr. Taylor served as Partner and Managing Director at Odyssey Capital Group, Chief Financial Officer at Excorp Medical, Inc., Corporate Director of Investment Relations at Grand Casinos, Inc., and others. He is a Board Leadership Fellow of the National Association of Corporate Directors (NACD), is Directorship Certified by the NACD, and was recognized as a “Director to Watch” in 2020 by the Private Company Director Magazine. Mr. Taylor earned a bachelor’s degree in finance from Louisiana Tech University.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. Directors are elected by a majority of the votes cast at a meeting of the stockholders, at which a quorum is present, by the holders of stock entitled to vote thereon at the Annual Meeting. This means that the number of shares voted “FOR” a nominee at the Annual Meeting must exceed the votes cast “AGAINST” such nominee’s election at the Annual Meeting. “Withhold” votes will counted as votes “against” a nominee’s election. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Diversity

Board Diversity (as of May 3, 2024)
Total Number of Directors		6
	John C. “Chris” Loeffler, II	Jennifer Schrader	William J. Gerber	Michael Trzupek	Daniel P. Hansen	Lawrence Taylor
Part I: Gender Identity
Male	X		X	X	X	X
Female		X
Non-Binary
Did Not Disclose Gender
Part II: Demographic Background
African American or Black						X
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	X	X	X	X	X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Leadership Structure and Risk Oversight

Our Board of Directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Loeffler serving as our Chairman and our Chief Executive Officer. We currently believe that Mr. Loeffler serving in both capacities best serves the Company and suits the talents, expertise and experience that Mr. Loeffler brings to the Company.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

We are listed on the Nasdaq Capital Market (“NASDAQ”) and accordingly, we have applied NASDAQ listing standards in determining the “independence” of the members of our Board of Directors. In addition, we are subject to the rules of the SEC and NASDAQ relating to the membership, qualifications, and operations of the Audit Committee, as discussed below. The Nominating and Corporate Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with NASDAQ independence standards. Based on the NASDAQ listing standards and SEC rules and after reviewing the relationships with members of our Board, our Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, has determined that William J. Gerber, Michael Trzupek, Daniel P. Hansen, and Lawrence Taylor qualify as independent directors.

While the Company is a “controlled company” as defined under the NASDAQ rules and thus is entitled to an exemption from the majority independence rule, the Company has not elected this exemption for its 2024 election of directors but reserves the right to claim this exemption in the future.

Director Compensation

The following table sets forth all compensation paid to or earned by each non-employee director of the Company during fiscal year December 31, 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)	Stock Awards ($)	Total ($)
William J. Gerber	$62,500	$—	$—	$62,500
Michael Trzupek	$62,500	$—	$—	$62,500
Daniel P. Hansen	$62,500	$—	$—	$62,500
Lawrence Taylor	$62,500	$—	$—	$62,500

(1) The amounts listed in this column represent the retainer paid to each director for their service on the board and any committees on which they served during 2023.
Our non-employee director compensation is comprised of cash compensation. Further, we reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.
The Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices only upon the recommendation of the Compensation Committee, and discussion and approval by the Board.
Our Board, following the Compensation Committee’s recommendation, has approved the compensation of our non-employee directors, as described below. The Compensation Committee believes that our non-employee director compensation remains aligned with director compensation practices at our peer companies while considering the ongoing cash constraints of the Company.
For 2023, our non-employee director annual compensation consisted of $62,500 in cash.

During fiscal 2023, our Board held four meetings, the Audit Committee held two meetings, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

The Company’s policy is to encourage, but not require, Board members to attend annual member meetings.

Committees and Membership

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of the rules of NASDAQ Rule 5605(a)(2) and all applicable SEC rules and regulations. Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Each committee charter is available on our website at caliberco.com under the heading “Investments - Public Investors” (https://ir.caliberco.com/corporate-governance/governance-documents). The members of the committees and a description of the principal responsibilities of each committee are described below.

Audit Committee

Our Audit Committee consists of William J. Gerber, Daniel P. Hansen, and Michael Trzupek, who are independent pursuant to the Direction Independence Standards of NASDAQ and SEC rules and regulations applicable to audit committees. Our Board of Directors has determined that each William J. Gerber, Daniel P. Hansen, and Michael Trzupek satisfies the independence requirements under NASDAQ listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Mr. Trzupek, whom our Board of Directors has determined is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The principal duties and responsibilities of our Audit Committee include, among other things:

•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•reviewing quarterly earnings releases.

The Audit Committee Charter is available on our website (https://ir.caliberco.com/corporate-governance/governance-documents).

Compensation Committee

Our Compensation Committee consists of William J. Gerber, Daniel P. Hansen, and Michael Trzupek. The chair of our Compensation Committee is Mr. Hansen. Each member of our Compensation Committee is independent under NASDAQ listing standards.

The principal duties and responsibilities of our compensation committee include, among other things:

•evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the board of directors the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;
•reviewing and recommending to the board of directors the cash compensation of our other executive officers;

•reviewing and establishing our overall management compensation, philosophy, and policy;
•overseeing and administering our compensation and similar plans;
•reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable NASDAQ rules;
•retaining and approving the compensation of any compensation advisors;
•reviewing and approving our policies and procedures for the grant of equity-based awards;
•reviewing and recommending to the board of directors the compensation of our directors; and
•preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. The Compensation Committee Charter is available on our website (https://ir.caliberco.com/corporate-governance/governance-documents).

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of William J. Gerber, Daniel P. Hansen, and Michael Trzupek. The chair of our Nominating and Corporate Governance Committee is Mr. Gerber. Each member of our Nominating and Corporate Governance Committee independent under NASDAQ listing standards.

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

•developing and recommending to the board of directors’ criteria for board and committee membership;
•establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•identifying individuals qualified to become members of the board of directors;
•recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•reviewing and recommending to the board of directors’ appropriate corporate governance guidelines; and
•overseeing the evaluation of our board of directors.

The Nominating and Corporate Governance Committee Charter is available on our website (https://ir.caliberco.com/corporate-governance/governance-documents).

The Director Nomination Process

The Nominating and Corporate Governance Committee considers nominees from all sources, including stockholders. The Nominating and Corporate Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The Nominating and Corporate Governance Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

Our Nominating and Corporate Governance Committee nominates individuals to our Board of Directors based on a variety of factors, including the criteria set forth below. Nominees to our Board of Directors are expected to possess fundamental qualities of intelligence, integrity, ethics, and accountability; have proven achievements and competence in their fields; and have a background that demonstrates an understanding of business, real estate, and financial affairs. Nominees must be willing and able to spend the time required to effectively fulfill duties as a director, collaborate with other directors and the executives of the Company. Members of our Board of Directors are expected to be committed to the success of the Company, to think critically and independently, and to be willing to communicate in a constructive manner. Directors are selected on the basis of qualifications and experience. Other factors in the selection process may include expertise; business experience; knowledge regarding real estate, finance, marketing, financial reporting, cybersecurity, or management. A nominee’s ability to meet the independence criteria established by the NASDAQ or NYSE is also a factor in the selection process. The Nominating and Corporate Governance Committee will consider candidates for the Board of Directors that are recommended by stockholders so long as the recommendations comply with our Certification of Incorporation; our Bylaws; and applicable laws, rules, and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with the Certification of Incorporation, Bylaws, Corporate Governance Guidelines, and with the nominee criteria described above.

Stockholder Communications

Any stockholder who desires to contact any of our directors can write to CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258, Attention: Corporate Secretary. Your letter should include the following information: (i) if you are a security holder, a statement of the type and number of Company securities you hold; (ii) if you are not a security holder and are submitting the communication to the non-management directors as an interested party, the nature of your interest in the Company; (iii) any special interest, meaning an interest not in the capacity as a securityholder of the Company, of the person in the subject matter of the communication; (iv) and your address, telephone number and e-mail address, if any. All communications will be reviewed by our Corporate Secretary and, if appropriate, directed to the appropriate member(s) of the Board.

Code of Conduct and Code of Ethics

We have adopted a written Code of Conduct and Code of Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. Current copies of the codes are posted on the Corporate Governance section of our website, located at https://ir.caliberco.com/corporate-governance/governance-documents. If we make any substantive amendments to, or grant any waivers from, the Code of Conduct and Code of Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Upon written request to our Corporate Secretary, CaliberCos Inc. 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258, we will provide you with a copy of our Code of Ethics, without cost.

Short Sale and Hedging and Pledging Policies

Our Amended and Restated Insider Trading Policy applies to our directors, officers, employees, and family members who reside in the household of each person. The policy prohibits directors, officers, employees, and family members who reside in the household of each person, from engaging in short sales, derivatives trading or hedging involving the Company’s securities or pledging or margining the Company’s Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that our directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2023, except that John C. Loeffler, II, Jennifer Schrader, Jade Leung, and Roy Bade each filed one late Form 4 on September 28, 2023, reporting a transaction on September 25, 2023.

Further, based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended December 31, 2023.

Information Concerning Executive Officers

The following table sets forth the names, ages and titles of our executive officers:

Name	Age	Title
John C. “Chris” Loeffler, II	39	Chief Executive Officer and Chairman of the Board
Jennifer Schrader	42	President & Chief Operating Officer and Vice-Chairperson
Jade Leung	50	Chief Financial Officer
Roy Bade	62	Chief Development Officer
Ignacio Martinez	56	Chief Operating Officer

Information about John C. Loeffler, II our Chief Executive Officer, and Jennifer Schrader, our President, is set forth above under “PROPOSAL 1 Election of Directors - Nominees”.

Jade Leung. Mr. Leung has served as Caliber’s Chief Financial Officer and corporate secretary since April 2017. As Chief Financial Officer, Mr. Leung oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Before being named Chief Financial Officer, Mr. Leung served as Caliber’s Vice President of Finance and was responsible for managing and streamlining the Company’s accounting and compliance functions across all divisions and functions. In August 2016, he was also named the Chief Compliance Officer for the Company’s Arizona issuer-dealer, Caliber Securities, LLC, which established a new revenue stream for the Caliber group of companies. Prior to joining Caliber, Mr. Leung spent 12 years with PwC where he managed audit and accounting advisory services for some of PwC’s largest Fortune 500 companies in the United States, Canada, and Japan. Notably, Mr. Leung participated in over $1 billion of public market transactions and financing arrangements. Mr. Leung earned an accounting degree from Ryerson University and a Bachelor of Arts degree in Psychology from the University of British Columbia and holds an active CPA license in the states of Arizona and Maine.

Roy Bade. Mr. Bade has served as the Chief Development Officer of Caliber since November 2019. Roy is responsible for managing real estate service lines provided by Caliber’s vertically integrated group of operating businesses. His four areas of responsibility include vertical and horizontal real estate development, construction, acquisitions, and project financing. Mr. Bade joined Caliber in 2014 as Fund Manager and was quickly promoted to Executive Vice President and Fund Manager. He was responsible for maximizing returns on existing properties and managing Caliber’s development and construction activity. For nearly 30 years prior to joining Caliber, Mr. Bade acted as the principal and managing partner of two businesses, Bade Commercial Services Inc and BCS Development Group, LLC, which included the development, construction, and property management of commercial, retail and industrial properties throughout Phoenix, Arizona. During this time, Mr. Bade developed, constructed and owned over 750,000 square feet of property. Mr. Bade graduated from Washington State University with a Bachelor of Science in Business Information Systems, and holds a Commercial General Contractor’s license, and holds an Arizona Real Estate Broker’s license.

Ignacio Martinez. Mr. Martinez has served as the Chief Operating Officer of the Company since April, 1 2024. Prior to serving as Chief Operating Officer, Mr. Martinez was the Senior Vice President of Operations since he joined the Company in June 2023. Prior to joining Caliber, Mr. Martinez had served as Senior Vice President of Security, Risk and Compliance for Smartsheet (NYSE: SMAR), an enterprise Software as a Service (SaaS) work management platform since July 2017, where he played a key role in helping to build and scale the business in preparation for its initial public offering. Mr. Martinez holds a degree in business from New Mexico State University.

Material Proceedings

None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.
No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The summary compensation table below shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2023 and 2022 . Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total ($)
John C. “Chris” Loeffler, II	2023	$490,000	$42,500	$397,493	$—	$—	$28,025	$958,018
Chief Executive Officer and Chairman of the Board	2022	343,846	165,000	—	—	—	13,785	522,631
Jennifer Schrader	2023	450,000	42,500	397,493	—	—	9,900	899,893
President & Chief Operating Officer and Vice-Chairperson	2022	334,616	165,000	—	—	—	16,419	516,035
Jade Leung	2023	375,000	219,175	311,360	—	—	8,250	913,785
Chief Financial Officer	2022	301,923	165,852	200,001	—	—	12,700	680,476
Roy Bade	2023	350,000	315,344	358,999	—	—	6,750	1,031,093
Chief Development Officer	2022	311,539	150,000	139,999	—	—	10,846	612,384

(1) The amounts reported in this column reflect cash bonus payments made in the respective year for performance.
(2) The amounts reported in this column reflect restricted stock units awarded in the respective year for performance.
(3) The amounts reported in this column represent employer 401(k) contributions. Mr. Loeffler’s other compensation includes $18,125 of loan guarantee fees.

Employment Agreements

The Company entered into Executive Employment Agreement, dated January 1, 2019, with each of John C. Loeffler, II, Jennifer Schrader, Jade Leung and Roy Bade (each an “Executive”, and together the “Executives”). The Executive Employment Agreements (the “Employment Agreements”) provide for certain base salary and termination payments to the Executives as follows:

The Employment Agreements are for an indefinite term until the agreement is terminated. Mr. Loeffler’s annual base salary is $490,000 and his employment agreement provides for compensation of $2,083.33 per month for any and all leadership services rendered in any capacity (“Leadership Compensation”). Ms. Schrader’s annual base salary is $450,000 and her employment agreement provides for Leadership Compensation of $2,083.33 per month. Mr. Leung’s annual base salary is $375,000 and his employment agreement provides for Leadership Compensation of $2,083.33 per month. Mr. Bade’s annual base salary is $350,000 and his employment agreement provides for Leadership Compensation of $2,083.33 per month.

Following the termination of the employment of an Executive under the circumstances described below, the Company will pay to Executive in accordance with its regular payroll practices the following compensation and provide the following benefits:

•Death; Disability. In the event that an Executive's employment is terminated by reason of an Executive's death or disability, an Executive or his/her estate, as the case may be, shall be entitled to the following payments: (i) payment of an Executive’s Base Salary plus Leadership Compensation; (ii) any pro rata Bonus earned by an Executive; and (iii) payment of amounts and benefits available under the employee benefit plans.
•Termination by the Company for Cause. In the event that an Executive's employment is terminated by the Company for cause, an Executive will not be entitled to compensation, pro rata Bonus or other benefits.
•Termination by the Company Without Cause. In the event that an Executive's employment is terminated by the Company without cause, an Executive will be entitled to receive their Base Salary, any pro rata Bonus and any expenses earned or incurred through the date of termination. An Executive will be entitled to receive a severance payment of their current Base Salary plus Leadership Compensation for twelve (12) or thirty-six (36) months, depending on the Executive
•Voluntary Resignation by Executive for Good Reason. In the event of an Executive's resignation for Good Reason, an Executive will be entitled to receive their Base Salary plus Leadership Compensation, any pro rata Bonus and any expenses earned or incurred through the date of termination. An Executive will be entitled to receive a severance payment of their current Base Salary plus Leadership Compensation for twelve (12) or thirty-six (36) months, depending on the Executive.
•Resignation. In the event an Executive resigns from the Company regardless of circumstances or reason, the Executive shall be entitled to receive only the Base Salary plus Leadership Compensation and Bonus earned by him through the effective date of his resignation

In September 2022, the Company adopted new compensation arrangements for its Named Executive Officers; these arrangements are in the process of being reduced to formal agreements which will replace existing agreements in place with such officers. Other than as set forth below, each of the formal agreements will contain identical terms and conditions. The agreements will (i) provide for at-will employment, (ii) provide an auto allowance equal to $19,500 per year, (iii) provide for severance equal to 12 months of salary upon termination without cause or voluntary resignation for good reason and (iv) require that the Named Executive Officer shall devote substantially all of his/her time and attention to the performance of his/her duties and responsibilities for and on behalf of the Company except as may be consented to by the Company.

The Company entered into an Employment Agreement, dated May 25, 2023, with Ignacio Martinez. The Employment Agreement is for an indefinite term until the agreement is terminated. Mr. Martinez’s annual base salary is $325,000. He is eligible to receive an annual bonus based on performance of up to 125% of his base compensation and long-term incentives via the Company’s 2017 Incentive Stock Plan.

The following table sets forth the agreed to compensation arrangements with each of our Named Executive Officers:

Name	Base Salary ($)	Maximum Bonus as a Percentage of Base Salary ($)	Maximum Bonus ($) (1)	Long Term Incentive (LTI) ($) (2)	Total Compensation Potential ($)
John C. “Chris” Loeffler, II	$490,000	200%	$980,000	$450,000	$1,920,000
Jennifer Schrader	$450,000	150%	$675,000	$450,000	$1,575,000
Jade Leung	$375,000	100%	$375,000	$350,000	$1,100,000
Roy Bade	$350,000	150%	$525,000	$225,000	$1,100,000
Ignacio Martinez(3)	$325,000	125%	$406,250	$250,000	$981,250

(1) Bonuses are discretionary, will be dependent on both individual and company performance and will be issued following the close of each year. The amounts listed under Maximum Bonus ($) are target totals assuming the Named Executive Officer achieves his/her designated goals and expected outcomes in the annual plan.
(2) The LTI will be payable in the form of RSU's from the 2017 Incentive Stock Plan if granted prior to the adoption of the 2024 Equity Incentive Plan, and if thereafter under the 2024 Equity Incentive Plan, which are subject to vesting further to the provisions of each plan. The calculation of total shares to issue for the year will be completed annually as of the first business day each year and the corresponding share price average for the preceding 20 trading days, or as otherwise agreed upon by the Board of Directors.
(3) Ignacio Martinez was determined to be a Named Executive Officer in connection with his appointment as Chief Operating Officer on April 1, 2024.

Other than the employment arrangements described above, we have not entered into any arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, changes in their compensation or a change in control.

In general, Caliber's pay philosophy with respect to its Named Executive Officers is to target at or about the market median of peer group companies for a Named Executive Officer's total compensation, with actual compensation varying based on performance and tenure.

Caliber makes such compensation decisions for the Named Executive Officers based on:

•The Company's strategic and human resources objectives;
•Competitive data for peer group companies and for a broader group of asset management firms;
•Corporate and individual performance on key initiatives;
•Corporate performance compared to our competitors;
•Economic conditions;
•Advice of outside executive compensation consultants and that of our Advisory Board; and
•How the elements of compensation contribute to and interrelate to total compensation.

The peer group of companies was compiled by an unaffiliated compensation consultant's study. The compensation consultant recommends an appropriate peer group of public, similarly sized, asset management companies, considering the Company's and the competitors' strategy, mix of business and size, as measured primarily by annual revenues, market capitalization and total assets. These companies are the major competitors in one or more of the Company's businesses, but none represent the exact business mix of the Company. Caliber strives to target compensation for the Named Executive Officers at the median of the compensation of the named executive officers at the peer group companies.

Potential Payments Upon Termination or Change-In-Control

The Employment Agreements, and the employment arrangements approved in 2022, provide for severance benefits upon a termination of employment under certain circumstances. For a discussion regarding the benefits see “Employment Agreements.”

Outstanding Equity Awards at Fiscal Year End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John C. “Chris” Loeffler, II	—	—	—	N/A	N/A	301,131	$388,459	—	$—
Jennifer Schrader	—	—	—	N/A	N/A	301,131	$388,459	—	$—
Jade Leung	386,436	—	—	$3.35	1/1/2026	255,930	$330,150	—	$—
	59,452	—	—	$5.85	12/31/2029	—	$—	—	$—
Roy Bade	445,888	—	—	$3.35	1/1/2026	285,915	$368,830	—	$—

Recovery of Erroneously Awarded Compensation

The Board adopted a clawback policy (the “Clawback Policy”) effective as of May 15, 2023. The Clawback Policy, which is administered by the Compensation Committee of the Board of Directors, applies to current and former executive officers of the Company (each an “Covered Person”). In the event the Company is required to prepare an accounting restatement of its financial results as a result of a material noncompliance by the Company with any financial reporting requirement under the federal securities laws, the Company will have the right to use reasonable efforts to recover from any Covered Person who received incentive compensation (whether cash or equity) from the Company during the three-year period preceding the date on which the Company was required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. As of December 31, 2023, there have been no Restatements that would require recovery of erroneously awarded compensation under the Clawback Policy.

Equity Incentive Plans

2017 Incentive Stock Plan

We have adopted a 2017 Incentive Stock Plan (the “2017 Plan”). An aggregate of 5.0 million shares of our Class A common stock is reserved for issuance and available for awards under the 2017 Plan, including incentive stock options granted under the 2017 Plan. In December 2021 the 2017 Plan was amended and restated to increase the number of shares of our common stock reserved for issuance to 10.0 million aggregate shares. The 2017 Plan administrator may grant awards to any employee, director, consultant or other person providing services to us or our affiliates. As of December 31, 2023 and 2022, options representing 2,285,601 and 2,003,088 shares, respectively, have been awarded and are outstanding under the 2017 Plan. As of December 31, 2022 and 2021, restricted stock units representing 2,386,786 and 396,955 shares have been awarded and are outstanding under the 2017 Plan, respectively.

On May 14, 2024, the Board adopted the CaliberCos Inc. 2024 Equity Incentive Plan (the “2024 Plan”), and is seeking stockholder approval of the 2024 Plan at the Annual Meeting. Upon stockholder approval of the 2024 Plan, no new awards will be made under the 2017 Plan. See PROPOSAL TWO Adoption of the CaliberCos Inc. 2024 Equity Incentive Plan.

Transactions with Related Persons

Business Segments

Historically, the Company’s operations were organized into three reportable segments, fund management, development, and brokerage. During the three months ended December 31, 2023, the Company reevaluated its reportable segments, considering (i) the evolution of the Company after closing its initial public offering and how the Company’s chief operating decision maker (“CODM”), the Company’s Chief Executive Officer, assesses performance and allocates resources, (ii) changes to the budgeting process and in key personnel driven by the Company’s growth initiatives, and (iii) how management reports ongoing company performance to the Board of Directors. With the evolution and growth of the Company, the Company’s CODM assesses performance and resource allocation on an aggregate basis under the Company’s asset management platform, and no longer reviews operating results for development or brokerage activity separately. As such, management concluded that the Company operates through one operating segment.

The Company’s CODM assesses revenue, operating expenses and key operating statistics to evaluate performance and allocate resources on a basis that eliminates the impact of the consolidated investment funds (intercompany eliminations required by U.S. GAAP) and noncontrolling interests. Management concluded that the consolidated investment funds do not meet the requirements in ASC 280, Segment Reporting, of operating segments, as The Company’s CODM does not review the operating results of these investment funds for the purposes of allocating resources, assessing performance or determining whether additional investments or advances will be made to these funds. The investment funds are consolidated based on the requirement in ASC 810, Consolidation, as the Company was determined to be the primary beneficiary of each of these variable interest entities since it has the power to direct the activities of the entities and the right to absorb losses, generally in the form of guarantees of indebtedness that are significant to the individual investment funds.

The following describes revenue recognition for the fees the Company earns from providing services under its asset management platform:

Fund set-up fees are a one-time fee for the initial formation, administration, and set-up of the private equity real estate fund. These fees are recognized at the point in time when the performance under the contract is complete and are included in asset management revenues in the accompanying consolidated statements of operations. Fund set-up fees replaced fund formation fees that are earned at a point in time at a fixed rate based on the amount of capital raised into certain managed funds.

Fund management fees are generally based on 1.0% to 1.5% of the unreturned capital contributions in a particular fund and include reimbursement for costs incurred on behalf of the fund, including an allocation of certain overhead costs. These customer contracts require the Company to provide management services, representing a performance obligation that the Company satisfies over time. With respect to the Caliber Hospitality Trust (as defined in Note 3 – VIEs), the Company earns a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. These revenues are included in asset management revenues in the accompanying consolidated statements of operations.

Financing fees are earned for services the Company performs in securing third-party financing on behalf of our private equity real estate funds. These fees are recognized at the point in time when the performance under the contract is complete, which is essentially upon closing of a loan. In addition, the Company earns fees for guarantying certain loans, representing a performance obligation that the Company satisfies over time. These revenues are included in asset management revenues in the accompanying consolidated statements of operations.

Development and construction revenues from contracts with customers include fixed fee arrangements with related party affiliates to provide real estate development services as their principal developer, which include managing and supervising third-party developers and general contractors with respect to the development of the properties owned by the funds. Revenues are generally based on 4.0% of the total expected costs of the development or 4.0% of the total expected costs of the construction project. Prior to the commencement of construction, development fee revenue is recognized at a point in time as the related performance obligations are satisfied and the customer obtains control of the promised service, including negotiation, due diligence, entitlements, planning, and design activities. During the construction period, development fee revenue is recognized over time as the performance obligations are satisfied. These revenues are included in asset management revenues in the accompanying consolidated statements of operations.

Brokerage fees are earned at a point in time at fixed rates for services performed related to acquisitions, dispositions, leasing, and financing transaction, and are included in asset management revenues in the accompanying consolidated statements of operations.

Performance allocations are an arrangement in which we are entitled to an allocation of investment returns, generated within the investment funds which we manage, based on a contractual formula. We typically receive 15.0% to 35.0% of all cash distributions from (i) the operating cash flow of each fund, after payment to the related fund investors of any accumulated and unpaid priority preferred returns and repayment of preferred capital contributions; and (ii) the cash flow resulting from the sale or refinance of any real estate assets held by each fund, after payment to the related fund investors of any accumulated and unpaid priority preferred returns and repayment of initial preferred capital contributions. Our funds’ preferred returns range from 6.0% to 12.0%, typically 6.0% for common equity or 10.0% to 12.0% for preferred equity, which does not participate in profits. Performance allocations are related to services which have been provided and are recognized when it is determined that they are no longer probable of significant reversal, which is generally satisfied when an underlying fund investment is realized or sold. These revenues are included in performance allocations in the accompanying consolidated statements of operations

The table below shows the consolidated revenues earned for providing services under the Company’s asset management platform for the years ended December 31, 2023 and 2022.

	Years Ended December 31,
	2023	2022
Fund set-up fees	$370	$5,897
Fund management fees	5,115	4,497
Financing fees	221	721
Development and construction fees	4,025	2,444
Brokerage fees	840	1,785
Total asset management	10,571	15,344
Performance allocations	3,639	2,543
Total related party revenue	$14,210	$17,887

As of December 31, 2023 and 2022, amounts due to the Company from related parties for services performed under the Company’s asset management platform was $7.8 million.

Other

In the normal course of business, the Company has various amounts due from and/or due to related parties, including affiliate entities and individuals, for various expenses paid for by the Company on their behalf and other charges. These amounts are generally unsecured, interest-free, and due on demand. As of December 31, 2023 and 2022, other amounts due from related parties was $1.9 million. As of December 31, 2023 and 2022, other amounts due to related parties from the Company were $0.3 million and $0.2 million, respectively.

Notes Receivable – Related parties of the Company

The Company entered into unsecured promissory notes with related parties. No payments are required prior to the maturity of the notes. The notes may be prepaid in whole, or in part, without penalty.

The following table summarizes the notes payable – related parties as of December 31, 2023 and 2022 (in thousands):

Notes Receivable - Related Parties	December 31, 2023	December 31, 2022	Interest Rate (1)	Maturity Date (1)
Olathe Behavioral Health	$25	$—	12.00%	May 2025
DFW Behavioral Health LLC	25	—	14.00%	May 2025
Total Notes Receivable - Related Parties	$50	$—
__________________________________
(1) As of December 31, 2023.

Notes Payable – Related parties of the Company

The Company entered into unsecured promissory notes with related parties. The notes may be repaid in whole, or in part, without penalty. The following table summarizes the notes payable – related parties as of December 31, 2023 and 2022 (in thousands):

Notes Payable - Related Parties	December 31, 2023	December 31, 2022	Interest Rate (1)	Maturity Date (1)
Caliber Residential Advantage Fund, LP	$—	$365	7.50%	May 2024
Caliber Tax Advantaged Opportunity Fund II, LLC (2)	—	—	12.00%	January 2024
Total Notes Payable - Related Parties	$—	$365
__________________________________
(1) As of December 31, 2023.
(2) The Company entered into a $4.0 million unsecured promissory note with a related party and subsequently repaid the note during the year ended December 31, 2023.

During each of the years ended December 31, 2023 and 2022, the Company incurred an immaterial amount of interest expense in connection with the notes payable – related parties. There was no interest payable due to related parties as of December 31, 2023 and 2022.

Notes Receivable – Related parties of consolidated funds

The consolidated funds entered into unsecured promissory notes with related parties. The notes may be repaid in whole, or in part, without penalty. The notes receivable – related parties consisted of the following as of December 31, 2023 and 2022 (in thousands):

Notes Receivable - Related Parties		December 31, 2023	December 31, 2022	Interest Rate(1)	Maturity Date(1)
SF Alaska, LP		$14,976	$11,671	12.00%	May 2025
The Ketch, LLC		7,198	5,152	12.00%	May 2024
Caliber Hospitality LP (Tucson East)	(2)	—	3,780	12.00%	May 2024
J-25 Development Group, LLC		4,804	3,794	12.00%	May 2024
Caliber Diversified Opportunity Fund II, LP		109	449	12.00%	March 2024
Encore, LLC		—	1,014	12.00%	December 2024
Ridge II, LLC		846	845	12.00%	December 2024
Southridge, LLC		2,187	—	13.00%	July 2025
Ironwood, LLC		2,703	1,524	13.00%	September 2025
Circle Lofts, LLC	(3)	1,797	—	12.00%	May 2024
Total Notes Receivable - Related Parties		$34,620	$28,229
__________________________________
(1) As of December 31, 2023.
(2) In March 2023, the asset was contributed to Caliber Hospitality, LP and the fund was consolidated because the Company was determined to be the primary beneficiary as we have the power to direct the activities and the obligation to absorb their losses through its guarantee of the indebtedness secured by the hospitality assets, which is significant to Caliber Hospitality, LP and the Caliber Hospitality Trust.
(3) During the year ended December 31, 2023, the Company deconsolidated Circle Lofts, LLC, as the Company was no longer determined to be the primary beneficiary of the fund upon refinancing the loan agreement.

During the years ended December 31, 2023 and 2022, the consolidated fund earned $3.7 million and $2.9 million, respectively, of interest in connection with the notes. Interest that accrues on certain related party notes receivable, in which the consolidated fund and respective borrower mutually agreed, is added to the principal outstanding balance, due at the respective loan maturity date and incurs interest at the respective interest rate. No interest was due to the Company as of December 31, 2023 and 2022.

Notes Payable – Related parties of consolidated funds

The consolidated funds entered into unsecured promissory notes with related parties. The notes may be repaid in whole, or in part, without penalty. The notes payable – related parties consisted of the following as of December 31, 2023 and 2022 (in thousands):

Notes Payable - Related Parties	December 31, 2023	December 31, 2022	Interest Rate(1)	Maturity Date(1)
Roosevelt III HOLDCO, LLC	$—	$2,748	12.00%	March 2024
CDIF, LLC	—	1,725	12.00%	May 2024
Caliber Tax Advantaged Opportunity Zone Fund, LP	8,012	2,500	12.00%	June 2025
Caliber Tax Advantaged Opportunity Zone Fund II, LP	4,043	—	12.00%	October 2024
Total Notes Payable - Related Parties	$12,055	$6,973
__________________________________
(1) As of December 31, 2023.

During the years ended December 31, 2023 and 2022, the consolidated funds incurred $1.2 million and $0.9 million, respectively, of interest expense in connection with the notes payable – related parties. As of December 31, 2023 and 2022, there was $0.1 million of interest expense payable. Management expects to extend these notes at maturity.

The Company’s Corporate Governance Guidelines outline the policies and procedures related to reviewing and approving related party transactions. The Board and its committees review and approve all related party transactions and any contracts or other transactions with current or former directors and executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to officers made or guaranteed by the Company. The Audit Committee generally take the lead in reviewing related party transactions, and the Compensation Committee and the Nominating and Corporate Governance Committee generally take the lead in reviewing related party contracts, such as consulting arrangements, termination agreements, and any other contracts or arrangements involving any compensatory or monetary terms. The Company does not enter into any such transaction unless the transaction is determined by the disinterested directors to be fair to the Company or is approved by the disinterested directors or by the stockholders. Any determination by the Company’s disinterested directors is based on a review of the particular transaction, applicable laws and regulations, policies of the Company, and the listing standards of NASDAQ.

Buyback Program

In September 2018, the Company agreed to repurchase 3,709,693 shares (“Buyback Program”) owned by one of its non-participating founders for $4.54 per share of common stock in exchange for an amendment to such non-participating founder’s shareholder voting rights and other Company protections. Due to the length of time of the liability, the Company recorded a liability of $13.6 million and a corresponding reduction to equity in treasury stock at the inception of the Buyback Program using a present value discount rate of 10.00%. As of December 31, 2022, remaining number of shares to be repurchased was 3,432,351 and the balance of the liability was $12.4 million, which is included in buyback obligation on the accompanying consolidated balance sheets. During the year ended December 31, 2023, the Company repurchased 41,615 shares of Class A common stock pursuant to the Buyback Program and on May 19, 2023, the Company’s Class A common stock began trading on the NASDAQ Capital Market, at which point the buyback obligation was relieved and no further amounts were due under the Buyback Program.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our third amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the DGCL. We also have purchased a policy of directors’ and officers’ liability insurance that will insure our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

There are no transactions currently proposed by us in which a related party has a direct or indirect financial interest in which the amount involved exceeds $120,000.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of our shares as of the Record Date by:
•each named executive officer;
•each of our directors;
•our directors and executive officers as a group; and
•each person or entity known by us to own beneficially more than 5% of our Class A common stock and Class B common stock (by number or by voting power).

In accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 14,410,688 shares of Class A Common Stock and 7,416,414 shares of Class B Common Stock outstanding at the Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of the Record Date. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o CaliberCos Inc. 8901 E. Mountain View Rd., Ste 150, Scottsdale, Arizona 85258.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		% Total Voting Power(2)(3)
	Shares	%	Shares	%
Named Executive Officers and Directors
Jennifer Schrader(4)	112,924	*	3,709,693	50.0%	41.5%
John C. Loeffler, II(5)	128,924	*	3,706,721	50.0%	41.5%
Roy Bade(6)	632,951	4.0%	—	—%	*
Jade Leung(7)	674,031	4.3%	—	—%	*
William Gerber(8)	42,732	*	—	—%	*
Michael Trzupek(9)	29,726	*	—	—%	*
Daniel P. Hansen(10)	73,875	*	—	—%	*
Lawrence Taylor	—	*	—	—%	*
Ignacio Martinez(11)	114,818	*	—	—%	*
Directors, Director Nominees and Executive Officers as a Group (9 Persons)(12)	1,809,981	11.5%	7,416,414	100.0%	84.7%
5% Beneficial Owners:
Donnie R. Schrader(13)	3,390,736	21.9%	—	—%	3.8%

__________________________________
*Indicates ownership of less than 1%
(1) In computing the number of shares of common stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of common stock underlying restricted stock units or options held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) Does not give effect to (i) the conversion of Class B common stock to Class A common stock (ii) the conversion of convertible debt securities into Class A common stock or (iii) the vesting of any issued and outstanding stock options or restricted stock units outstanding as of the date hereof and excludes shares of Class A common stock reserved for future grant or issuance under our 2017 Stock Incentive Plan. None of the named executive officers and directors or Donnie Schrader beneficially own any convertible debt securities. In addition, no holder of convertible debt would become a beneficial owner of 5% or more of the Company’s Class A common stock should any such holder convert all convertible debt held by such holder within 60 days of the Record Date.
(3) Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock shall be entitled to ten votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.
(4) Includes 12,547 restricted stock units (“RSUs”) vesting within 60 days of the Record Date. RSUs represent a contingent right to receive Class A common stock upon vesting. Class A common stock does not include Class A shares held by Jennifer Schrader’s spouse Donnie Schrader. Ms. Schrader disclaims beneficial ownership of all shares held by Donnie Schrader, except to the extent of her pecuniary interest, if any, therein. See also footnote 13.
(5) Includes 12,547 RSUs vesting within 60 days of the Record Date. RSUs represent a contingent right to receive Class A common stock upon vesting. Class B common stock includes 1,778,989 shares held in The C LO 2021 Irrevocable Trust under agreement of which Mr. Loeffler is trustee.
(6) Includes 445,888 fully vested and exercisable stock options and 12,199 RSUs vesting within 60 days of the Record Date. RSUs represent a contingent right to receive Class A common stock upon vesting. Also includes 70,662 shares of Class A common stock held by Wave Investments LLC of which Mr. Bade is the sole manager.
(7) Includes 445,888 fully vested and exercisable stock options and 11,066 RSUs vesting within 60 days of the Record Date. RSUs represent a contingent right to receive Class A common stock upon vesting.
(8) Includes 13,006 shares of Class A common stock and 29,726 fully vested and exercisable stock options.
(9) Represents fully vested and exercisable stock options.
(10) Includes 14,863 fully vested and exercisable stock options.
(11) Includes 32,317 RSUs vesting within 60 days of the Record Date and 40,625 stock options exercisable within 60 days of the Record Date. RSUs represent a contingent right to receive Class A common stock upon vesting.
(12) Includes 1,006,716 fully vested stock options and options exercisable within 60 days of the Record Date and 80,676 RSUs vesting within 60 days of the Record Date.
(13) Based on information known to the Company and Mr. Schrader’s Form 3 filed May 15, 2023. Does not include Class A common stock or Class B common stock held by Donnie Schrader’s spouse Jennifer Schrader. Mr. Schrader disclaims beneficial ownership of all shares held by Jennifer Schrader, except to the extent of his pecuniary interest, if any, therein.

PROPOSAL TWO

Adoption of the CaliberCos Inc. 2024 Equity Incentive Plan
On May 14, 2024, the Board adopted the CaliberCos Inc. 2024 Equity Incentive Plan, or the “2024 Plan”, and now seeks stockholder approval of adoption of the 2024 Plan at the Annual Meeting. We currently have the 2017 Stock Incentive Plan, as amended (the “2017 Plan”), which will remain in place for the issuance of shares of our Class A Common Stock pursuant to equity compensation awards granted and outstanding under the 2017 Plan, which awards will continue to be governed by the terms of the 2017 Plan. Although the 2024 Plan already has been adopted by the Board, no equity awards are permitted to be granted under the 2024 Plan unless and until stockholder approval is received within 12 months of the Board adoption. Upon such approval, no new awards will be made under the 2017 Plan.
The Board believes the 2024 Plan is necessary to give our company the continued ability to attract and retain qualified employees, consultants and non-employee directors with appropriate equity-based awards, motivate high levels of performance, recognize employee contributions to our success and align the interests of plan participants with those of our stockholders. The Board believes that the ability to grant equity-based awards is needed for our company to remain competitive for qualified employees, consultants and non-employee directors in the automotive industry, particularly against similar companies vying for a limited talent pool. The 2024 Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance, which include:

•No Stock Option Repricings. The 2024 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of the stockholders. The provision applies to both direct repricings – lowering the exercise price of a stock option – and indirect repricings – canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.
•No Annual “Evergreen” Provision. The 2024 Plan provides a fixed allocation of shares, thereby requiring stockholder approval of any additional allocation of shares.
•No Discounted Stock Option or Stock Appreciation Rights. The 2024 Plan prohibits the grant of a stock option or stock appreciation right with an exercise price of less than the fair market value of the closing price of our common stock on the date the stock option is granted.
•Independent Committee. The 2024 Plan will be administered by the Compensation Committee of the Board, which consists of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, Section 16b-3 of the Securities Exchange Act of 1934 and under the applicable rules of NASDAQ.
The 2024 Plan reserves 4,000,000 shares of our Class A Common Stock for issuance pursuant to awards granted under the 2024 Plan. The 4,000,000 shares reserved for issuance under the 2024 Plan will serve as the underlying value for all equity awards under the 2024 Plan. There has been no determination with respect to future awards under the 2024 Plan as of the date of this Proxy Statement.

Summary of the 2024 Equity Incentive Plan

General

The 2024 Plan provides for grants of stock options, stock appreciation rights (“SARs”), stock awards and restricted stock units (“RSUs”), all of which are sometimes referred to individually or collectively as Awards, to employees, consultants, non-employee directors of our company and its subsidiaries. Stock options may be either incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options (“NQSOs”).

Plan Administration; Amendment and Termination

The Board and/or one or more of its committees shall administer the 2024 Plan in accordance with applicable law, referred to as the Administrator. The Administrator may, amend, suspend or terminate any portion of the 2024 Plan for any reason, but must obtain stockholder consent for any material amendments to the 2024 Plan, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2024 Plan terminates in 2034. However, such termination will not affect Awards granted under the 2024 Plan prior to termination.

Reversion of Shares to the 2024 Plan

Any shares underlying an expired, forfeited or cancelled Award shall become available for future Awards under the 2024 Plan. Shares awarded and delivered under the 2024 Plan may be authorized but unissued, or reacquired shares.

Eligibility for Awards

Employees, consultants and non-employee directors of our company or its subsidiaries may be granted Awards under the 2024 Plan. The Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2024 Plan may consist of a single type or any combination of the types of Awards permissible under the 2024 Plan as determined by the Administrator, or by the full Board in the case of Awards to non-employee directors. These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to our success, and other factors.

Exercise Price Limitations

The Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100% of fair market value on the date the Award is granted under Section 422 of the Internal Revenue Code, or the Code. Similarly, under the terms of the 2024 Plan, the exercise price for SARs and NQSOs may not be less than 100% of fair market value on the date of grant. There is no minimum exercise price prescribed for stock awards and restricted stock units awarded under the 2024 Plan.

No Material Amendments or Re-Pricing Without Stockholder Approval

Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2024 Plan prohibits our company from making any material amendments to the 2024 Plan or decreasing the exercise price or purchase price of any outstanding Award, including by means of cancellation or re-grant, without stockholder approval.
Award Exercise; Payment of Exercise Price

The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by our stockholders, and no Award may be exercised after expiration of its term. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award agreement, and may be made by cash, check or other means specified in the 2024 Plan.

Tax Withholding

We shall have the right to deduct or withhold or require a participant to remit to us an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.

Effect of Termination, Death, or Disability

If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, the vesting of an Award generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability. If a participant is dismissed for cause, the right to exercise shall terminate five business days following the participant’s receipt of written notice from us of the participant’s termination.

Non-Transferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2024 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime.

Stock Appreciation Rights

Under the 2024 Plan, SARs may be settled in shares or cash and must be granted with an exercise price not less than 100% of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, assume a participant is granted 100 SARs with an exercise price of $10 and assume the SARs are later exercised when the fair market value of the underlying shares is $20 per share. At exercise, the participant is entitled to receive 50 shares (($20 - $10) x 100) / $20], or $1,000 in cash (50 shares x $20).

Stock Awards

The 2024 Plan also permits the Company to grant stock awards. The Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or the Company’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. Stock Awards may be granted for past services with no restrictions. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares.

Restricted Stock Units

The 2024 Plan also permits the Company to grant restricted stock units that are payable in Company shares or in cash. Each restricted stock unit is equivalent in value to one share of the Company’s common stock. Depending on the number of restricted stock units that become vested at the end of the performance period, the equivalent number of shares are payable to the participant, or the equivalent value in cash. The restricted stock units may vest upon the attainment of any combination of performance-based or time-based conditions.

Changes in Capitalization; Change of Control

The 2024 Plan provides for exercise price and quantity adjustments if we declare a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if we merge with another entity that does not either assume the outstanding Awards or substitute equivalent Awards. In such case, vesting will be accelerated ten days prior to the consummation of the Change in Control and the Award will terminate and no longer be exercisable upon consummation. We have employment arrangements with certain executive officers that provide for accelerated vesting of stock options.

Participation in the 2024 Plan

Except as otherwise provided in the 2024 Plan, the grant of Awards is subject to the discretion of the Administrator. No determinations have been made with respect to future awards under the 2024 Plan.

U.S. Federal Income Tax Consequences

Option Grants

Options granted under the 2024 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.

Non-Qualified Stock Options

No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Our company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.

Incentive Stock Options

No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain at exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. We will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the optionee will not recognize ordinary income and the entire gain will be taxes as long-term capital gain and we will not be entitled to a tax deduction.

Stock Appreciation Rights

No taxable income is recognized by an optionee upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be fair market value of the shares received or the cash payment received. Our company and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a non-employee director, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.

Stock Awards

The tax principles applicable to the issuance of shares under the 2024 Plan will be substantially the same as those summarized above for the exercise of non-qualified stock options in that they are both governed by Section 83 of the Internal Revenue Code. When shares are granted with no restrictions, the participant will have ordinary income equal to the difference between the fair market value of the shares on the grant date and the amount paid for the shares, if any. If shares are granted with restrictions, such income tax treatment applies on the date the restrictions lapse (the “vesting” date) based on the fair market value of the shares on the vesting date, unless the participant made an “83(b) election” within 30 days of the date of grant to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the participant will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the participant in the year in which the participant recognizes such income.

Restricted Stock Units

Generally, a plan participant who is granted restricted stock units will recognize ordinary income in the year payment occurs. The income recognized will generally be equal to the fair market value of the shares received or to the cash payment received. The Company will generally be entitled to an income tax deduction equal to the income recognized by the participant on the payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the “Section 162(m) $1 million limitation” per covered individual on the deductibility of the compensation paid to our executive officers.

Stockholder Approval

We are seeking stockholder approval of the 2024 Plan, including the shares reserved under the 2024 Plan. The 2024 Plan provides a meaningful opportunity for employees, consultants and non-employee directors to acquire a proprietary interest in our company, thereby encouraging those individuals to remain in our service and more closely align their interests with those of the stockholders. The Board believes that it is in our best interest to have an equity incentive program. A copy of the 2024 Plan is attached hereto as Appendix A.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to adopt the 2024 Plan. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE EQUITY INCENTIVE PLAN UNDER PROPOSAL TWO

PROPOSAL THREE

Approval of the CaliberCos Inc. 2024 Employee Stock Purchase Plan

The Company is asking stockholders to approve the CaliberCos Inc. 2024 Employee Stock Purchase Plan (the “ESPP”). The principal purpose of the ESPP is to assist Eligible Employees in acquiring a stock ownership interest in the Company at a favorable price and upon favorable terms. The ESPP is also intended to encourage Eligible Employees to remain in the employ of the Company or a participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Company. The ESPP also provides an efficient mechanism for the Company to compensate its employees, freeing up cash for reinvestment in the Company. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. A copy of the ESPP is attached hereto as Appendix B.

Description of the ESPP

Purpose

The purpose of the ESPP is to give eligible employees an opportunity to purchase shares of the Class A Common Stock of the Company (“Shares”) at a price below their market value and to pay for the purchases through payroll deductions.

Offering Periods

The first offering period of the ESPP will start on September 1, 2024 and end on the following December 31st (the “Offering Period”). After the first Offering Period, in each subsequent calendar year there will be two consecutive six-month “offering periods,” beginning on January 1 and July 1, and ending on June 30 and December 31, respectively. Employee contributions are withheld during a Offering Period and applied to purchased Shares at the end of the period, as described below.

Eligibility

In general, an employee may participate in the ESPP if he or she has been employed by the Company, or any subsidiary of the Company, for at least three consecutive months on the day before the Offering Period begins. Employees who were hired less than three months before the start of the Offering Period and employees who are hired less than three months after the start of the Offering Period become eligible at the start of the next Offering Period.

The following employees are not eligible for the ESPP:

•Employees who customarily work 20 hours or less per week;
•Employees with less than three months of service;
•Employees who directly or indirectly own (or would own after commencing participation in the ESPP) more than 5% of all classes of stock of the Company (or of a parent or subsidiary of the Company). An employee is deemed to “own” any stock that he or she is entitled to purchase under the ESPP or under an option; and
•Employees who are employed by a subsidiary of the Company which is not designated as participating in the ESPP.

Enrollment and Employee Contributions

Participation Agreement. An eligible employee who wishes to participate in the ESPP must file a properly completed Participation Agreement with the Company. The agreement must be filed not later than the last working day before the Offering Period begins.

Amount of Contributions. On the participation agreement, the eligible employee must designate what percentage of his or her compensation is to be deducted for the purchase of Shares. The percentage must be a whole number and cannot exceed eighteen percent (18%). For this purpose, “compensation” means (1) if the eligible employee is a salaried employee, the Eligible Employee’s regular salary from the Company (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee’s regular gross pay from the Company (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for his or her regularly-scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code and, for purposes of the 15% limit in Section 6(b) of the ESPP, amounts deferred under nonqualified deferred compensation plans. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.

Making a Change. Except for certain corporate officers who file reports under Section 16b of the Securities Exchange Act of 1934 (“16b reporting officers”), who are required to make irrevocable elections for an entire Offering Period, a participant may change his or her contribution percentage for any future Offering Period. A different percentage may be elected by filing a new enrollment form on or before the last working day prior to the beginning of the Offering Period. The percentage may not be changed for a Offering Period already in progress, except that a participant may completely discontinue contributions at any time by filing a new enrollment form, and may, if the ESPP Administrator approves, reduce the level of withholding once during a Offering Period.

Withholding Elections. A withholding election applies to compensation paid during a Offering Period, regardless of when the compensation is earned. Once filed, a withholding election remains valid for all Offering Periods until (1) the eligible employee’s participation terminates pursuant to the terms of the ESPP, (2) the eligible employee files a new participation agreement that becomes effective, or (3) the Company requires that a new participation agreement be executed and filed.

Withdrawal and Re-Enrollment. A participant who has withdrawn from the ESPP may re-enroll by filing a new enrollment form before the beginning of an Offering Period. But if the participant is a 16b reporting officer, then he or she cannot re-enroll for at least six months after withdrawing.

Use of Deductions. Amounts withheld from compensation under the ESPP do not earn interest. These amounts are held by the Company as part of its general assets until they are used to purchase Shares, as described below.

Effect on Taxes. Contributions under the ESPP are made on an after-tax basis. In other words, payroll deductions for the plan do not reduce income taxes on your compensation (unlike contributions under a 401(k) plan).

Purchase Price

The price at which a participant purchases Shares is the lower of the following two amounts: (1) 85% of the fair market value of a Share on the first day of the applicable Offering Period; or (2) 85% of the fair market value of a Share on the last day of the applicable Offering Period. The market value of Shares on a given date is equal to composite tape of the applicable exchange.

For example, assume that June 30 is the first day of the applicable Offering Period and that the closing price on that day is $28 per Share. Assume also that December 31 is the last day in the period and that the Company's stock closes on that day at $30. The contributions made during this Offering Period are used on December 31 to buy Shares for $23.80 (85% of $28). This represents a discount of approximately 21% from the market value at the time of the purchase.

On the other hand, assume that the stock closes at $28 per Share on June 30 and at $26 on December 31. In this case, the Shares would be purchased on December 31 for $22.10 each (85% of $26). This represents a discount of 15% from the market value at the time of the purchase.

These examples illustrate that the discount from market value will never be less than 15% on the date the Shares are purchased. If the value of Shares rises during the Offering Period, then the discount will be greater than 15% on the date of the purchase. (The value of the Shares may, of course, decline after they are purchased.)

The foregoing examples, and other examples set forth below, are intended only to illustrate the way in which the purchase price is calculated and are not intended as any prediction regarding the future performance of the Shares.

Purchase of Shares

Purchase Dates. All employee contributions that are withheld during a Offering Period are allowed to accumulate, without interest, until the end of the period (unless the participant elects to withdraw from the ESPP). At the end of the Offering Period, each participant's contributions are automatically used to purchase as many Shares as possible from the Company. In other words, Shares are purchased on the last day of each June and December.

Number of Shares. The number of Shares purchased for a participant is determined by dividing the amount of the contributions that he or she made during the Offering Period by the purchase price per Share (determined as explained above). Only whole Shares are purchased; if the result of the foregoing calculation includes a fraction, then the amount represented by the fraction will be carried over to the next Offering Period.

Example. For instance, assume that a participant's compensation during a six-month Offering Period is $15,000 and that the participant has elected to contribute 5% of compensation under the ESPP. Assume further that the purchase price for this particular period is $23.80 per Share. At the end of the period, $750 is available in the participant's account (5% of $15,000). This amount will be applied to purchase 31 Shares from the Company ($750 divided by $23.80).

Unused Cash. In the event that a cash balance remains in a participant's account at the end of a Offering Period because any limitations became applicable (e.g., 5% ownership limit or prohibition on fractional Shares), the balance will be carried over to the next Offering Period.

Issuance of Shares

Participants must elect a form of ownership on the participation agreement. This election may be changed at any time (for future purchases) by filing a new participation agreement.

Unless another method of delivering Shares is established by the ESPP Administrator, after the close of the Offering Period, the stock certificates for Shares purchased will be held for the participant by a broker selected by the Company until the earlier of the sale of the Shares or two years from the beginning of the Offering Period to which the Shares relate. Once the Shares have been issued, they may be voted by the participant.

Termination of Participation

Suspending Contributions. Except for the 16b reporting officers, who must irrevocably elect for an entire Offering Period, a participant may, by filing a new participation agreement, elect at any time to discontinue his or her contributions entirely. In that event, payroll withholding for the ESPP will end as soon as reasonably practicable after the form is received by the Company. At the end of the Offering Period, Shares will be purchased with the contributions already withheld, as described above. The employee will not participate in the ESPP in any subsequent Offering Periods, unless and until another participation agreement is filed to resume contributions and purchases.

Withdrawing Contributions. Except for the 16b reporting officers, who must irrevocably elect for an entire Offering Period, a participant may also, by filing the proper form before the last day of an Offering Period, elect to withdraw all of the contributions that he or she has made during that period. (Partial withdrawals are not permitted.) In that event, payroll withholding for the ESPP will end as soon as reasonably practicable after the form is received by the Company, and the amounts already withheld will be refunded in cash (without interest). No Shares will be purchased. The employee will not participate in the ESPP in any subsequent Offering Periods, unless and until another participation agreement is filed.

Termination of Employment. If a participant's employment with the Company and its subsidiaries terminates for any reason, the amounts withheld during the Offering Period then in progress will be refunded in cash (without interest). No Shares will be purchased.

Death. In the event of the participant's death, unused cash and purchased Shares will be distributed to the beneficiary whom he or she has designated for this purpose or, if there is no surviving beneficiary, to the executor or administrator of the participant's estate. Each participant may designate a beneficiary on the participation agreement and may change that designation at any time by filing a new participation agreement.

Assignments Prohibited

Rights under the ESPP may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntary, involuntary or by operation of law. This does not preclude a participant from designating a beneficiary to receive a refund of contributions in the event of the participant's death, nor does it preclude a transfer by will or by the laws of descent and distribution.

Federal Income Tax Considerations

General. Each participant (or the participant's estate or heir) is urged to consult a tax adviser before purchasing Shares or before disposing of any Shares acquired under the ESPP, especially with respect to the tax consequences of a gift of such Shares or of the participant's death. In addition, a tax adviser should be consulted with respect to any foreign, state or local tax consequences of a transaction under the ESPP.

The ESPP is intended to qualify as an “employee stock purchase plan” under section 423 of the Code. No income is recognized by a participant at the time a right to purchase Shares is granted at the start of a Offering Period. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the Shares at that time.

Tax on Disposition of Shares. A participant must recognize taxable income upon a disposition of Shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied (a “qualifying disposition”).

To satisfy the holding-period requirements of section 423, Shares acquired under the ESPP cannot be disposed of within two years after the first day of the Offering Period during which the Shares were purchased.

Qualifying Dispositions. The federal income tax consequences of a qualifying disposition are as follows:

•The participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the Shares on the date of the disposition over the actual purchase price or (b) 15% of the fair market value of the Shares immediately before the applicable Offering Period. The Company will not be entitled to any deduction under these circumstances.
•The excess, if any, of the fair market value of the Shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the Shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

For example, assume that Shares have a market value on the first day of the Offering Period of $28 and a market value on the last day in the Offering Period of $30. The purchase price will be $23.80 per share (85% of $28). If the participant disposes of the Shares more than two years after the first day of the Offering Period for $32, then he or she will recognize $4.20 per Share in ordinary income. This amount was calculated as follows:

•The excess of the market value of the Shares on the date of disposition ($32) over the purchase price ($23.80) is $8.20.
•15% of the market value of the Shares at the start of the Offering Period ($28) is $4.20.

•The smaller of these two amounts is $4.20.

The gain in excess of the amount required to be recognized as ordinary income will be taxed as a long-term capital gain. This gain is equal to the difference between the sale price ($32) and the sum of the purchase price ($23.80) plus the amount of ordinary income ($4.20), or $4.00 per Share.

If the sale had been made for less than $28.00, the amount to be recognized as ordinary income would be the difference between the sale price and $23.80, and no long-term capital gain would be recognized.

Disqualifying Disposition. A participant who disposes of Shares acquired under the ESPP less than two years after the beginning of the applicable Offering Period makes a disqualifying disposition of such Shares.

The federal income tax consequences of a disqualifying disposition of Shares acquired under the ESPP are as follows:

•The entire difference between the purchase price and the market value of the Shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will be entitled to a deduction for the same amount.
•The excess, if any, of the market value of the Shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short-term, depending on whether or not the Shares have been held for more than one year). If the value of the Shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

If you are an officer, the tax date for a disqualifying disposition will be six months after the date of purchase unless you make a prior irrevocable six month election not to withdraw and to purchase shares at a fixed rate or unless you make a section 83(b) election under the Code within 30 days of the purchase date. You should consult a tax adviser regarding the effects of section 83(c)(3) of the Code on your participation in the ESPP.

Definition of “Disposition.” Dispositions include not only taxable sales but also gifts and other transfers of Shares. However, certain transfers of Shares acquired under the ESPP are not considered “dispositions” for purposes of the foregoing rules. For instance, a transfer of Shares to a decedent's estate or to an heir by bequest or inheritance is not considered a disposition.

A transfer of Shares pursuant to certain tax-free exchanges also is not considered a disposition, unless such transfer occurs prior to the expiration of the two-year holding period requirement discussed above and is made in connection with the exercise of an incentive stock option described in section 422 of the Code. In addition, a pledge of Shares is not considered a disposition, unless the shares are actually disposed of pursuant to the pledge.

Death of Participant. If a participant dies owning Shares acquired under the ESPP, then the decedent must recognize ordinary income equal to the amount that would have been recognized as ordinary income if he or she had made a qualifying disposition of the Shares on the date of death. The basis of the Shares in the hands of the estate or legatee will be determined without regard to the recognition of such ordinary income, and the Company will not be entitled to a deduction with respect thereto.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to adopt the ESPP. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN UNDER PROPOSAL THREE

Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Management is responsible for the Company’s accounting and financial reporting processes, including its internal control over financial reporting, and for preparing the Company’s consolidated financial statements. Deloitte, the Company’s independent auditor, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023. Management and Deloitte represented to the Audit Committee that the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023 were prepared in accordance with GAAP. The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission.

The Audit Committee received the written disclosures and a letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte's communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Respectfully submitted,

THE AUDIT COMMITTEE

William J. Gerber
Daniel P. Hansen
Michael Trzupek, Chairman

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL FOUR

Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte & Touche”) to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2024. Deloitte & Touche has been our independent registered public accounting firm since 2020. Deloitte & Touche does expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of Deloitte & Touche as our independent registered public accounting firm. Abstentions will be counted as votes cast and will have the same effect as a vote against the proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum. Because this proposal is considered to be routine, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this Proposal Four in its discretion, even if you do not provide voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2024

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed to us by Deloitte & Touche in the fiscal years ended December 31, 2023 and 2022. All fees described below were approved by the Audit Committee:

	For the fiscal years ended December 31,
	2023	2022
Audit Fees(1)	$875,000	$910,000
Audit Related Fees(2)	290,000	345,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	$1,165,000	$1,255,000
__________________________________
(1) Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2) Audit related fees include fees associated with the initial public offering of shares of the Company’s Class A common stock.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2025 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, which must be received at our executive office on or before January 16, 2025 (unless the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2025 proxy solicitation materials or consideration at the 2025 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the 2025 Annual Meeting of Stockholders, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) and any nomination for director must comply with the procedures specified in our Bylaws. These procedures require, among other things, that any such proposal or nomination be received by the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the 2025 Annual Meeting of Stockholders, proposal must be received between February 28, 2025 and March 30, 2025. Any stockholder considering submitting a nominee or proposal for action at our 2025 Annual Meeting of Stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025.

All submissions to, or requests of, the Corporate Secretary should be made to CaliberCos Inc., 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2023 (the “Annual Report”), is available on our website (https://ir.caliberco.com/sec-filings). We will provide copies of the exhibits to the Annual Report upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at 480-398-4584 or by mail to CaliberCos Inc. 8901 E. Mountain View Rd. Ste. 150, Scottsdale, Arizona 85258. The Annual Report and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,
/s/ John C. Loeffler, II
May 16, 2024	John C. Loeffler, II Chairman and Chief Executive Officer

Appendix A

2024 EQUITY INCENTIVE PLAN OF
CaliberCos Inc.,
a Delaware corporation
(Effective [_________], 2024)

CaliberCos Inc. hereby adopts in its entirety the CaliberCos Inc. 2024 Equity Incentive Plan (the “Plan”), on , 2024 (the “Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1    Background The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Stock Awards, and Restricted Stock Units.

1.2    Purpose of the Plan The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate and (c) consultants who provide significant services to the Company or its Affiliates. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1    “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

2.2    “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, Awards to non-employee directors may only be administered by a committee of Independent Directors (as defined in Section 2.22).

2.3    “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.4    “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the NASDAQ, New York Stock Exchange, American Stock Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

2.5    “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and Restricted Stock Units.

2.6    “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.7    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8    “Change in Control” means the occurrence of any of the following:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of a merger, consolidation, business combination, scheme of arrangement, share exchange or similar transaction involving the Company and any other corporation (“Business Combination”), other than a Business Combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such Business Combination; or

(c) The sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act).

2.9    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10    “Committee” means any committee appointed by the Board of Directors to administer the Plan.

2.11    “Common Stock” means the Class A common stock of the Company.

2.12    “Company” means CaliberCos Inc. or any successor thereto.

2.13    “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.14    “Continuous Status” as an Employee, Consultant or Director means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company any Affiliate; (ii) transfers between locations of the Company or any Affiliate; or (iii) transfers among the Company, any Affiliate or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant’s status changes among the positions of Employee, Director and Consultant, the Participant's Continuous Status as an Employee, Director or Consultant shall not be considered terminated solely as a result of any such changes in status.

2.15    “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.16    “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.17    “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.18    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.19    “Fair Market Value” means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Board in good faith in accordance with Code Section 409A and the applicable Treasury regulations.

2.20    “Fiscal Year” means a fiscal year of the Company.

2.21    “Grant Date” means the date the Administrator approves the Award.

2.22    “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.23    “Independent Director” means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act, and (ii) “independent” as determined under the applicable rules of the NASDAQ, as any of these definitions may be modified or supplemented from time to time.

2.24    “Misconduct” shall include commission of any act contrary or harmful to the interests of the Company (or any Affiliate) and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (e) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.25    “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.26    “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.27    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.28    “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.

2.29    “Period of Restriction” means the period during which the transfer of Shares are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

2.30    “Plan” means this CaliberCos Inc. 2024 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.31    “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.

2.32    “Rule 16b-3” means a person promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.33    “SEC” means the U.S. Securities and Exchange Commission.

2.34    “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.35    “Shares” means shares of Common Stock of the Company.

2.36    “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the award agreement specifies that the net gain will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.37    “Stock Awards” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. Such transfer may be subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Shares granted pursuant to Stock Awards shall vest immediately upon the lapsing of the applicable Period of Restriction (if any). Stock Awards may also be granted without any restrictions or vesting requirements. Vesting may be based on continued employment or service over a stated service period, or on the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested Shares revert back to the Company.

2.38    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1    The Administrator. The Administrator shall be appointed by the Board of Directors from time to time.

3.2    Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to determine the following: (a) which Employees, Nonemployee Directors and Consultants shall be granted Awards; (b) the terms, conditions and the amendment of Awards, including the express power to amend an Award to include a provision to reduce the Exercise Price of any outstanding Option or other Award after the Grant Date, or to cancel an outstanding Award in exchange for the grant of a new Award; (c) interpretation of the Plan; (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith; and (e) interpretation, amendment or revocation of any such rules.

3.3    Delegation by the Administrator. The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3.

3.4    Decisions Binding. All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1    Number of Shares. Subject to adjustment, as provided in Section 4.3, the total number of Shares available for grant under the Plan shall be four million (4,000,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2    Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, the Shares underlying such Awards shall become available for future Awards under the Plan. In addition, any Shares underlying an Award that are not issued upon the exercise of such Award shall become available for future Awards under the Plan (e.g., the exercise of a Stock Appreciation Right with the net gain settled in Shares and the “net-Share issuance” of an Option).

4.3    Adjustments in Awards and Authorized Shares. The number of Shares covered by each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

4.4    Legal Compliance. Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.5    Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Section 4.1, shall determine the number of Shares subject to each Option.

5.2    Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3    Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1    Nonqualified Stock Options. Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.
5.3.2    Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

a.The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

b.Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or any Affiliate, and may not be granted to Consultants or Nonemployee Directors. In the event the Company fails to obtain shareholder approval of the Plan within twelve (12) months from the Plan Adoption Date, all Options granted under this Plan designated as Incentive Stock Options shall become Nonqualified Stock Options and shall be subject to the provisions of this Section 5 applicable to Nonqualified Stock Options.

c.To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or any Affiliate) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

d.In the event of a Participant's change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3    Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Nonemployee Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

5.4    Expiration of Options

5.4.1    Expiration Dates. Unless otherwise specified in an Award Agreement, each Option shall immediately terminate on the date a Participant ceases his/her/its Continuous Status as an Employee, Director or Consultant with respect to the Shares that have not “vested.” With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, each Option shall terminate no later than the first to occur of the following events:

a.Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

b.Termination of Continuous Status as Employee, Nonemployee Director or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her/its Continuous Status as an Employee, Nonemployee Director or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);

c.Misconduct. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire five (5) business days following written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, prior to the expiration of such five (5) business day period, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or any Affiliate upon the date of such termination for a reason other than Misconduct, disability or death;

d.Disability. In the event that a Participant's Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

e.Death. In the event of the death of a Participant, the Participant’s Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or

f.10 Years from Grant. An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.4.2    Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant’s termination of employment (subject to limitations applicable to Incentive Stock Options); provided, however that such extension does not exceed the maximum term of the Option.

5.5    Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6    Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

5.6.1    Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise of Options and same-day sale of related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2    Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1    Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1    Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2    Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2    Exercise of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an SAR is granted, the Administrator, in its discretion, may accelerate the exercisability of the SAR.

6.3    SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4    Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.4.

6.5    Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive (whichever is specified in the Award Agreement) from the Company either (a) a cash payment in an amount equal to (x) the difference between the Fair Market Value of a Share on the date of exercise and the SAR Exercise Price, multiplied by (y) the number of Shares with respect to which the SAR is exercised, or (b) a number of Shares by dividing such cash amount by the Fair Market Value of a Share on the exercise date. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7
STOCK AWARDS

7.1    Grant of Stock Awards. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price (if any) to be paid by the Participant for such Shares.

7.2    Stock Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the terms of the grant, including the Period of Restriction that applies to such grant (if any), the conditions that must be satisfied for the Period of Restriction to lapse, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares granted pursuant to Stock Awards shall be held by the Company as escrow agent until the Period of Restriction has lapsed.

7.3    Transferability. Shares granted pursuant to a Stock Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction (if any).

7.4    Restrictions. In its sole and absolute discretion, the Administrator may set restrictions based on a Participant’s Continuous Status as Employee, Nonemployee Director or Consultant or the achievement of specific

Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.5    Legend on Certificates. The Administrator, in its discretion, may place a legend or legends on the Share certificates to give appropriate notice of such restrictions in the case the Shares are not held by the Company in escrow.

7.6    Release of Shares. Shares granted pursuant to Stock Awards shall be released from escrow as soon as practicable after expiration of the Period of Restriction. At such time, the Participant shall be entitled to have any legend or legends under Section 7.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

7.7    Voting Rights. During any Period of Restriction, Participants holding Shares granted pursuant this Section 7 may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.8    Dividends and Other Distributions. During any Period of Restriction, Participants holding Shares granted pursuant to this Section 7 shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

7.9    Return of Stock to Company. On the date that any forfeiture event set forth in the Award Agreement occurs, the Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8
RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.

8.1.1    Number of Restricted Stock Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1.

8.1.2    Value of a Restricted Stock Unit. Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.

8.2    Vesting Conditions. In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The Administrator, in its discretion, may at any time accelerate the vesting of a Participant’s Restricted Stock Units and provide for immediate payment in accordance with Section 8.3.
8.3    Form and Timing of Payment. The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

8.4    Cancellation of Restricted Stock Units. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9
MISCELLANEOUS

9.1    Change In Control. In the event of a Change in Control, unless an Award is assumed or substituted by the successor corporation, then (i) such Awards shall become fully exercisable as of the date of the Change in Control, whether or not otherwise then exercisable and (ii) the Period of Restriction applicable to an Award shall immediately lapse as of the date of the Change in Control. Notwithstanding the foregoing, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the Committee may provide in the Award Agreement for immediate vesting and lapsing of the Period of Restriction upon or following the occurrence of a Change in Control.

9.2    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the Participant shall have the right to exercise his or her Award for a period not less than ten (10) days immediately prior to such dissolution or transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.

9.3    No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.

9.4    Participation. No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5    Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

9.6    Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.7    Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.8    Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

9.9    Transfers Upon a Change in Control. In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.

SECTION 10
AMENDMENT, SUSPENSION, AND TERMINATION

10.1    Amendment, Suspension, or Termination. Except as provided in Section 10.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2    No Amendment without Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment to the extent necessary or desirable to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.

10.3    Plan Effective Date and Duration of Awards . The Plan shall be effective as of the Plan Effective Date, subject to the shareholders of the Company approving the Plan by the required vote, subject to Sections 10.1 and 10.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 11
TAX WITHHOLDING

11.1    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2    Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case Shares are withheld by the Company to satisfy the tax withholding that would otherwise by issued to the Participant, the amount of such tax withholding shall be determined by applying the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 12
LEGAL CONSTRUCTION

12.1    Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12.2    Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

12.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.4    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
12.5    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.6    Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

12.7    Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

SECTION 13
EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.
CaliberCos Inc.

Dated: [ __], 2024 By:

Form of Award Documents

CALIBERCOS INC.
2024 EQUITY INCENTIVE PLAN

NOTICE OF GRANT
AND
RESTRICTED STOCK AGREEMENT

You have been granted the number of shares of Restricted Common Stock of CaliberCos Inc. (the “Company”), as set forth below (“Common Shares”), subject to the terms and conditions of the CaliberCos Inc. 2024 Equity Incentive Plan (“Plan”), and this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”). Unless otherwise defined in the Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan.

Participant:	[Insert Name]
Home Address:	[Insert Address]

Soc. Sec. No:	[Insert Tax ID number]
Number of shares of Restricted Common Stock Granted:	[Insert No. of Shares]

Grant Date:	[Insert Grant Date]

Period of Restriction and Release of Common Shares from Company’s Return Right (see Sections 2 and 3 of attached Agreement)	Period of Restriction: [Insert Vesting Schedule]

By signing below, you accept this grant of Common Shares and you hereby represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

AGREED AND ACCEPTED:
Signature:
Print Name:	Name: Title:

CALIBERCOS INC.
2024 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

1. Grant of Restricted Stock. The Company has granted to you the number of shares of Restricted Common Stock specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the following terms and conditions. In consideration of such grant, you agree to be bound by the terms and conditions hereof, and by the terms and conditions of the Plan.

2. Period of Restriction. During the Period of Restriction specified in the Notice of Grant, the Common Shares shall remain subject to the Company’s Return Right (defined in Section 3). The Period of Restriction shall expire and the Company’s Return Right shall lapse as to the Common Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant (each, a “Release Date”); provided, however, that no Common Shares shall be released on any Release Date if the Participant has ceased Continuous Status as an Employee, Consultant or Director on or prior to such date. Any and all Common Shares subject to the Company’s Return Right at any time shall be defined in this Notice and Agreement as “Unreleased Common Shares.”

3. Return of Restricted Stock to Company. If Participant ceases Continuous Status as an Employee, Consultant or Director for any reason (a “Return Event”), the Company shall become the legal and beneficial owner of the Unreleased Common Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Common Shares to its own name. The Participant shall continue to own any Common Shares subject to the terms of the Plan and this Notice and Agreement with respect to which the Participant has Continuous Status as an Employee, Consultant or Director through the Release Date(s) specified in the Notice of Grant for such Common Shares.

4. Restriction on Transfer. Except for the transfer of the Common Shares to the Company or its assignees contemplated by this Notice and Agreement, none of the Common Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the date that is one year after the Release Date for such Common Shares set forth in this Notice and Agreement. In addition, as a condition to any transfer of the Common Shares after such period, the Company may, in its discretion, require: (i) that the Common Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Common Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Law.

5. Retention of Common Shares. To ensure the availability for delivery of the Participant's Unreleased Common Shares upon their return to the Company pursuant to this Notice and Agreement, the Company shall retain possession of the share certificates representing the Unreleased Common Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Company shall hold the Unreleased Common Shares and related stock assignment until the Release Date for such Common Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B. When a Return Event or Release Date occurs, the Company shall promptly deliver the certificate for the applicable Common Shares to the Company or to the Participant, as the case may be.

6. Stockholder Rights. Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Common Shares while they are retained by the Company pursuant to Section 5, including without limitation, the right to vote the Common Shares and to receive any cash dividends declared thereon. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the Common Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant's ownership of the Common Shares shall be immediately subject to the terms of this Notice and Agreement and included thereafter as “Common Shares” for purposes of this Notice and Agreement.

7. Legends. The share certificate evidencing the Common Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. U.S. Tax Consequences. The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Notice and Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of the transactions contemplated by this Notice and Agreement. The Participant understands that for U.S. taxpayers, Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Common Shares, if any, and the fair market value of the Common Shares as of the date any restrictions on the Common Shares lapse. In this context, “restriction” includes the right of the Company to the return of the Common Shares upon a Return Event. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Common Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition. The form for making this election is attached as Exhibit C hereto.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

9. General.

(a) This Notice and Agreement shall be governed by and construed under the laws of the State of Delaware. The Notice and Agreement and the Plan, which is incorporated herein by reference, represents the entire agreement between the parties with respect to the shares of Restricted Common Stock granted to the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Notice and Agreement, the terms and conditions of the Plan shall prevail.

(b) Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Notice and Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing.

(c) The rights of the Company under this Notice and Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Notice and Agreement may only be assigned with the prior written consent of the Company.

(d) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Notice and Agreement.

(e) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF COMMON SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR DIRECTOR, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING COMMON SHARES HEREUNDER.

#####

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _______________________________________(__________) Common Shares of CaliberCos Inc., standing in my name of the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Notice of Grant and the Restricted Stock Agreement between [__________________] and the undersigned dated_____________, 20__.

Dated: _______________, 20___

Signature: ______________________________

Print Name: ____________________________

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.
The purpose of this assignment is to enable the Company to receive the return of the Common Shares as set forth in the Notice and Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B

CONSENT OF SPOUSE

I, ____________________, spouse of ___________________, have read and approve the foregoing Notice of Grant and Restricted Stock Agreement (the “Notice and Agreement”). In consideration of the Company's grant to my spouse of the Common Shares of CaliberCos Inc. as set forth in the Notice and Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Notice and Agreement and agree to be bound by the provisions of the Notice and Agreement insofar as I may have any rights in said Notice and Agreement or any Common Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Notice and Agreement.

Dated: _______________, 20__

________________________________________
Signature of Spouse

Print Name: ______________________________

EXHIBIT C
ELECTION UNDER SECTION 83(b)
OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2. The property with respect to which the election is made is described as follows: [______________]_(________) shares of the common stock (“Common Shares”) of CaliberCos Inc. (the "Company").

3. The date on which the property was transferred is ______________, 20__.

4. The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Notice of Grant and Restricted Stock Agreement between me and the Company dated as of ___________, 20__. This right lapses with regard to a portion of the Common Shares based on my Continued Status as an Employee, Consultant or Director over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______________________.

6. The amount (if any) paid for such property is: none.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:_____________________, 20__ _______________________________________
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:_____________________, 20__ _______________________________________
Spouse of Taxpayer

CALIBERCOS INC.
2024 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (“Agreement”) is dated as of [__________], 20[__] (the “Grant Date”), between CaliberCos Inc., a Delaware corporation (the “Company”) and [_____________] (“Participant”).

WITNESSETH:

WHEREAS, the Company has awarded Participant a right to receive shares of the Company’s Class A common stock (“Common Stock”), subject to the requirements set forth in this Agreement pursuant to the terms and conditions of the CaliberCos Inc. 2024 Equity Incentive Plan (the “Plan”).

NOW, THEREFORE, in consideration of the promises and as an inducement and incentive to Participant to perform his or her duties and fulfill his or her responsibilities on behalf of the Company and its Subsidiaries at the highest level of dedication and competence, and other good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby awards to Participant a right to receive [________________] (_____________) shares of Common Stock (the “RSUs”), pursuant to the terms and subject to the conditions and restrictions set forth in this Agreement and the Plan, and in connection with such award, the Company and Participant hereby agree as follows:

AGREEMENT:

1.Vesting Requirements. The RSUs shall become vested in accordance with the vesting requirements set forth Exhibit A (the “Vesting Requirements”). Immediately upon vesting, the commensurate number of RSUs shall be converted to Common Stock on a one-unit for one-share basis and such Common Stock shall be delivered to Participant as soon as reasonably practicable, subject to the applicable tax withholding.

2.Termination of Employment. If Participant ceases to be employed by the Company and/or a Subsidiary prior to completion of the Vesting Requirements, Participant agrees that the RSUs awarded will be immediately and unconditionally forfeited without any action required by Participant or the Company, to the extent that the Vesting Requirements have not been met as of such cessation of employment.

3.No Ownership Rights Prior to Issuance of Common Stock. Participant shall not have any rights as a stockholder of the Company with respect to the shares of Common Stock underlying the RSUs, including but not limited to the right to vote or receive dividends with respect to such shares of Common Stock, until and after the shares of Common Stock have been actually issued to Participant and transferred on the books and records of the Company.

4.Withholding Taxes. Upon vesting pursuant to the Vesting Requirements, Participant shall be entitled to receive the shares of Common Stock, less an amount of shares of Common Stock with a Fair Market Value on the date of vesting equal to the minimum required withholding obligation taking into account all applicable federal, state, and local taxes, and Participant shall be entitled to receive the net number of shares of Common Stock after withholding of shares for taxes. Notwithstanding the foregoing, prior to the delivery of any shares of Common Stock, Participant may make adequate arrangements with the Company to pay the applicable withholding taxes with cash or other payroll withholding.

5.Delivery of Shares of Common Stock. As soon as reasonably practicable following the date of vesting pursuant to the Vesting Requirements, the Company shall cause to be delivered to Participant a stock certificate representing the number of shares of Common Stock (net of tax withholding as provided in Section 4) deliverable to Participant in accordance with the provisions of this Agreement.

6.Nontransferability. Prior to their conversion into Common Stock, the RSUs may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution, prior to such time as the shares of Common Stock have actually been issued and delivered to Participant.

7.Acknowledgements. Participant acknowledges receipt of and understands and agrees to the terms of the RSUs and the Plan. In addition to the above terms, Participant understands and agrees to the following:

a.Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the date of this Agreement but prior to the completion of the Vesting Requirements. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

b.Participant acknowledges that as of the date of this Agreement, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of shares of Common Stock underlying the RSUs in the Company and supersedes all prior oral and written agreements pertaining to the RSUs.

c.Participant understands that the Company has reserved the right to amend or terminate the Plan at any time, and that the award of RSUs under the Plan at one time does not in any way obligate the Company or its Subsidiaries to grant additional RSUs in any future year or in any given amount. Participant acknowledges and understands that the RSUs are awarded in connection with Participant's status as an employee of his or her employer and, if Participant’s employer is not the Company, can in no event be interpreted or understood to mean that the Company is Participant’s employer or that there is an employment relationship between Participant and the Company. Participant further acknowledges and understands that Participant's participation in the Plan is voluntary and that the RSUs and any future RSUs under the Plan are wholly discretionary in nature, the value of which do not form part of any normal or expected compensation for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, other than to the extent required by local law.

d.Participant acknowledges and understands that the future value of the shares of Common Stock acquired by Participant under the Plan is unknown and cannot be predicted with certainty and that no claim or entitlement to compensation or damages arises from the forfeiture of the RSUs or termination of the Plan or the diminution in value of any shares of Common Stock acquired under the Plan and Participant irrevocably releases the Company and its Subsidiaries from any such claim that may arise.

8.No Right to Continued Employment. Neither the RSUs nor any terms contained in this Agreement shall confer upon Participant any expressed or implied right to be retained in the service of Company or any Subsidiary for any period at all, nor restrict in any way the right of Company or any such Subsidiary, which right is hereby expressly reserved, to terminate his or her employment at any time with or without cause. Participant acknowledges and agrees that any right to receive delivery of shares of Common Stock is earned only by continuing as an employee of Company or a Subsidiary at the will of Company or such Subsidiary, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the RSUs or acquiring shares of Common Stock hereunder.

9.Compliance with Laws and Regulations. The award of the RSUs to Participant and the obligation of the Company to deliver shares of Common Stock hereunder shall be subject to (a) all applicable federal, state, and local and laws, rules and regulations, and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Company shall, in its sole discretion, determine to be necessary or applicable. Moreover, shares of Common Stock shall not be delivered hereunder if such delivery would be contrary to applicable law or the rules of any stock exchange.

10.Definitions. All capitalized terms that are used in this Agreement that are not defined herein have the meanings defined in the Plan. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.

11.Notices. Any notice or other communication required or permitted hereunder shall, if to the Company, be in accordance with the Plan, and, if to Participant, be in writing and delivered in person or by registered or certified mail or overnight courier, postage prepaid, addressed to Participant at his or her last known address as set forth in the Company’s records.

12.Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

13.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and any dispute arising out of or in connection with the same shall be submitted to binding arbitration in the State of Delaware before a single arbitrator in accordance with the rules of arbitration of the American Arbitration Association.

14.Transferability of Agreement. This Agreement may not be transferred, assigned, pledged or hypothecated by either party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, in the case of Participant, his or her estate, heirs, executors, legatees, administrators, designated beneficiary and personal representatives.

15.Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, CaliberCos Inc. has caused this Agreement to be executed and Participant has executed this Agreement, both as of the day and year first written above.

CALIBERCOS INC.

By:_________________________________
[Insert Title]

Agreed to this ____ day of _________, 20__.

____________________________________
Participant

EXHIBIT A

VESTING REQUIREMENTS

Provided Participant maintains continuous employment with the Company through each applicable vesting date, the RSUS granted to Participant shall become vested as follows:

Vesting Date Percentage of Cumulative
(Grant Date Anniversary) RSUS Vested Percentage Vested
[1st 25% 25%
2nd 25% 50%
3rd 25% 75%
4th 25% 100%]

CALIBERCOS INC.

2024 EQUITY INCENTIVE PLAN

NOTICE OF GRANT AND STOCK OPTION AGREEMENT

Name:	Option No:
Address:

Effective __________, 20__, (“Grant Date”), you have been granted [a/an] [incentive/non-qualified] stock option (“Option”) to purchase ___________( ________) shares of CaliberCos Inc. Class A common stock (“Underlying Shares”) at an Exercise Price of $[______] per share pursuant to the CaliberCos Inc. 2024 Equity Incentive Plan (the “Plan”). Except as otherwise defined herein, terms with initial capital letters shall have the same meanings set forth in the Plan. A copy of the Plan is attached to this Notice and Agreement. The terms and conditions of the Plan are incorporated herein by this reference. This Option shall be exercisable in whole or in part, but only with respect to the Underlying Shares that are vested. The Underlying Shares shall become vested as follows:

[Insert Vesting Schedule]

By accepting this grant and exercising any portion of the Option, you represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.
Please return a signed copy of this Notice of Grant and Stock Option Agreement to [___________] at [__________________], and retain a copy for your records.

Dated:

Appendix B

CALIBERCOS INC.
EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the CaliberCos Inc. Employee Stock Purchase Plan. This Plan was adopted by the Board on May 14, 2024, and presented to the Corporation’s stockholders for approval on June 28, 2024.

1.PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation at a favorable price and upon favorable terms. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation. This Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

2.     DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.
“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Class A Common Stock of the Corporation and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means (1) if the Eligible Employee is a salaried employee, the Eligible Employee’s regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee’s regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for his or her regularly-scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code and, for purposes of the 18% limit in Section 6(b), amounts deferred under nonqualified deferred compensation plans. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means CaliberCos Inc., a Delaware corporation, and its successors.

“Eligible Employee” means any employee of the Corporation or of any Participating Subsidiary. Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a) who has been employed by the Corporation or a Subsidiary for less than three consecutive months; or

(b) whose customary employment is for 20 hours or less per week (which is the equivalent of 1,000 hours or less on an annualized basis).

For purposes of the three months of employment requirement in (a), employment by a corporation, partnership, limited liability company or other entity prior to the acquisition of such entity by the Corporation or a Subsidiary shall be considered as employment with the Corporation or Subsidiary.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Exercise Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Fair Market Value” on any date means:

(a) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the composite tape of the applicable exchange, as published in The Wall Street Journal or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such composite tape of the applicable exchange and as published in the Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

(b) if the Common Stock is not listed or admitted to trade on a national securities exchange but is traded on the Nasdaq Stock Market or the Nasdaq Capital Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market (or, in the event of more than one such quote, as quoted on the exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee at such time for purposes of this Plan.

“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

“Offering Period” means each six-month period commencing January 1 and July 1 and ending on June 30 and December 31, respectively, with the exception of this first offering period of this Plan, which shall begin on September 1, 2024 and end on December 31, 2024.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” means each Subsidiary of the Company that has adopted the Plan.

“Participation Agreement” means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Plan” means this CaliberCos Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

“Subsidiary” means any corporation, partnership, limited liability company or other entity controlled (by stock ownership or otherwise) directly or indirectly by, or under common control with, the Corporation.

3.     ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.     STOCK SUBJECT TO THIS PLAN; SHARE LIMITATION

a.Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock, any of its shares of Common Stock held as “phantom” treasury shares, and any of its shares of Common Stock purchased on the open market for re-delivery under this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan from the inception of this Plan is two million (2,000,000) shares, subject to adjustments pursuant to Section 17.

b.Shares Not Actually Delivered. Shares that are subject to or underlie Options which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.     OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19.

6.     PARTICIPATION

a.Enrollment. An Eligible Employee may become a Participant in this Plan by completing a Participation Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Participation Agreement must be signed by the Eligible Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

b.Contribution Limits. Notwithstanding the foregoing, a Participant may not elect to contribute more than eighteen percent (18%) (or such lower limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Contributions. The Committee also may prescribe other limits, rules, or procedures for Contributions.

c.Content and Duration of Participation Agreements. Participation Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Participation Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new Participation Agreement be executed and filed with the Corporation.

7.     METHOD OF PAYMENT OF CONTRIBUTIONS

a.Participant Accounts. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The amount of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, and by any other amounts distributed pursuant to Section 7(e), 9(b), 11, 18 or 19.

1.Payroll Deductions. Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

a.Changes in Contribution Elections. Except for certain corporate officers who file reports under Section 16b of the Securities Exchange Act of 1934 (“16b reporting officers”), who are required to make irrevocable elections for an entire Offering Period, a Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election. Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Participation Agreements are not permitted.

b.Discontinuance of Plan Contributions (Other Than a Withdrawal). A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election, and for 16b reporting officers, no earlier than the commencement of the next Offering Period.

c.Withdrawal During an Offering Period. A Participant who is not a 16b reporting officer may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation (and in the case of 16b reporting officers, effective as of the commencement of the next Offering Period). A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts are not permitted. If the Participant is a 16b reporting officer, then he or she cannot re-enroll in the Plan for at least six months after withdrawing.

d.Leaves of Absence. During leaves of absence approved by the Corporation or a Participating Subsidiary, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.     GRANT OF OPTION

a.Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Exercise Date. The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limit set forth in Section 8(c).

b.Exercise Price. The Exercise Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (1) 85% of the Fair Market Value of a share of Common Stock on the applicable Grant Date; or (2) 85% of the Fair Market Value of a share of Common Stock on the applicable Exercise Date. The Committee may, however, provide prior to the start of an Offering Period that the Exercise Price per share of Common Stock for that Offering Period shall be determined (1) based on a different discount amount (as opposed to a full 15% discount as contemplated by the preceding sentence) provided that in no event shall the applicable discount amount be greater than 15%, and/or (2) based on the applicable discount amount applied to the Fair Market Value of a share of Common Stock on the applicable Grant Date or Exercise Date (as opposed to the lesser of the Fair Market Value of a share on the Grant Date or the Fair Market Value of a share on the Exercise Date as contemplated by the preceding sentence). Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

c.Limits on Share Purchases. Notwithstanding anything else contained herein, any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

1.it would, if exercised, cause the person to own stock (within the meaning of Section 423 of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary; or

2.it would cause such person to have rights to purchase stock under this Plan (and under any similar employee stock purchase plan of the Corporation or any Subsidiary) that accrue at a rate that exceeds $25,000 (of the Fair Market Value of the stock of the Corporation or of any Subsidiary, determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock that the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.    EXERCISE OF OPTION

a.Purchase of Shares. Unless a Participant withdraws pursuant to Section 7(e) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such Participant’s Account.

b.Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the aggregate share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds any of the limits set forth in Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.    DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.    TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

a.General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from this Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in this Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

b.Change in Eligible Status; Leave. If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain this Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, family leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(f)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant’s Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

c.Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Participation Agreement and such Participant must file a new Participation Agreement to resume Plan participation in any succeeding Offering Period.

d.Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary. For purposes of this Plan, if a Subsidiary ceases to be a Participating Subsidiary, each person employed by that Subsidiary will cease being an Eligible Employee, unless the person continues as an employee of the Corporation or another Participating Subsidiary.

12.    ADMINISTRATION

a.The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

b.Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

c.Decisions of the Committee are Binding. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

d.Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

e.Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

f.Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.     DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (with the consent of his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.    TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15.    USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.    REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.    ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation in their entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

a.proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise

Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

b.make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.    POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, this Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of this Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.    TERM OF PLAN; AMENDMENT OR TERMINATION

a.Stockholder Approval. Notwithstanding anything else contained herein to the contrary, this Plan is subject to the approval of the stockholders of the Corporation. Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued under this Plan with respect to any Offering Period unless such stockholder approval is obtained on or before the Exercise Date of such Offering Period. If such stockholder approval is not obtained prior to such Exercise Date, all Contributions credited to a Participant’s Account hereunder for such Offering Period shall be refunded to such Participant (without interest) as soon as practicable.

b.Termination. Unless sooner terminated pursuant to Section 18 or this Section 19, this Plan shall terminate at the end of the Offering Period in which all of the shares of Common Stock made available under this Plan are subscribed, and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

c.Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or listing agency, or deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(d) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

d.Corporation Designation of Participating Subsidiaries. Notwithstanding the amendment provisions of Section 19(d) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Corporation through its officers shall have the right to designate from time to time which of the Subsidiaries are Participating Subsidiaries (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval, except to the extent required by law or applicable stock exchange rules or as deemed necessary or advisable by the Board.

20.    NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.    CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.    PLAN CONSTRUCTION

a.Section 16. It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

b.Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.    EMPLOYEES’ RIGHTS

1.No Employment Rights. Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s Compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

a.No Rights to Assets of the Corporation. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Participation Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant,

Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

b.No Stockholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.    MISCELLANEOUS

a.Governing Law. This Plan, the Options, Participation Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

b.Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

c.Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

d.No Affect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s Compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

e.Electronic and Telephonic Media. Notwithstanding any provisions contained herein to the contrary requiring the submission of forms and elections in the form of a writing signed by the Participant in order to be effective, the Committee (or its delegate) may require or permit Participant (or Beneficiary, as the context may require) elections and/or consents under this Plan to be made by means of such electronic or telephonic media as the Committee may prescribe. A Participant’s participation election, request to withdraw from participation or other form of election permitted by electronic or telephonic media under this Plan by the Committee (or its delegate) shall be deemed to constitute the submission of a writing signed by the Participant for purposes of this Plan only if timely processed. Reasonable efforts will be used to process electronic or telephonic media consents and elections made under this Plan. Notwithstanding the preceding sentence or anything else in this Plan to the contrary, neither the Corporation, the Committee (or its delegate), nor any other person guarantees that any consent or election will be so processed. However, the Committee (or its delegate) may accept consents and elections that are not timely processed and retroactively implement such consents or elections in the event that and to the extent that the failure of timely processing was due to system error or other event not reasonably within the control of the Participant, as the Committee (or its delegate) determines in its sole discretion. The Committee (or its delegate) may adopt new or alternative rules for electronic or telephonic media consents and elections as it deems appropriate in its sole and complete discretion (including, without limitation, eliminating any electronic or telephonic media system and re-implementing a requirement of written forms in all cases). In order to be effective, each consent and/or election must be made in accordance with such other rules as the Committee may prescribe. The provisions of this Section 24(e) shall not affect the requirement that Beneficiary designations be in writing in accordance with Section 13.

25.    TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may withhold from the shares of Common Stock to be delivered to a Participant as of an Exercise Date, as a result of the exercise of the Participant’s Option on such date, the amount of taxes (if any) that the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the Participant’s Account balance, and the number of shares withheld shall be the number of whole shares having a Fair Market Value on the Exercise Date equal to (or exceeding by less than the Fair Market Value of one share) the tax withholding amount.

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the Account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V51853-P14109 Nominees: Vote on Directors 01) John C. Loeffler, II 02) Jennifer Schrader 03) William J. Gerber 04) Michael Trzupek 05) Daniel P. Hansen 06) Lawrence Taylor 2. To approve the CaliberCos Inc. 2024 Equity Incentive Plan. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve the CaliberCos Inc. 2024 Employee Stock Purchase Plan. ! ! ! 1. To elect six directors to serve for a one-year term ending as of the annual meeting in 2025: For All Withhold All For All Except For Against Abstain !! ! !! ! !! ! !! CALIBERCOS INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Vote on Proposals Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. CALIBERCOS INC. 8901 E. MOUNTAIN VIEW RD., SUITE 150 SCOTTSDALE, ARIZONA 85258 Yes No VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 27, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 27, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K and Form 10-K/A, and Notice of Access are available at www.proxyvote.com. V51854-P14109 CONTINUED AND TO BE SIGNED ON REVERSE SIDE CALIBERCOS INC. ANNUAL MEETING OF STOCKHOLDERS June 28, 2024 10:00 a.m. Mountain Standard Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) John C. Loeffler, II and Jade Leung, and either of them, as proxies, each with full power of substitution and revocation, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of CALIBERCOS INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 28, 2024, at 10:00 a.m. Mountain Standard Time at the Crowne Plaza Phoenix Airport, 4300 E. Washington Street, Phoenix, Arizona 85034, and any adjournment or postponement thereof. The undersigned also hereby authorize(s) the above named proxies (or their substitutes) to vote in his/her/their discretion on such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE